                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-04624
                                  ----------------------------------------------

             State Street Research Equity Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Richard S. Davis, President and Chief Executive Officer
             State Street Research & Management Company
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  6/30/04
                        -----------------
Date of reporting period:  7/1/03 - 6/30/04
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.

                                                                   [Logo]
                                                           STATE STREET RESEARCH












                         Global Resources Fund

                         June 30, 2004
















                                                   Annual Report to Shareholders

   Table of Contents


      3    Performance Discussion

      6    Portfolio Holdings

      8    Financial Statements

      12   Financial Highlights

      14   Report of Independent Registered Public Accounting Firm

      15   Trustees and Officers

--------------------------------------------------------------------------------

      FROM THE CHAIRMAN

            State Street Research

      The U.S. economy put on a spectacular show of strength then settled down to a slower, but nevertheless solid, pace of growth during the 12-month period from July 1, 2003, to June 30, 2004. Gross Domestic Product (GDP), a common measure of economic growth, averaged more than 4.5% during the period. Consumer confidence was generally strong as a combination of accelerated tax cuts and tax rebates fueled higher disposable income for most working Americans. The housing market set new highs, and consumer spending continued to rise. Better yet, business spending began to recover late in 2003, after a long period of stagnation. Corporate profits staged a solid rebound, making it easier for companies to increase outlays, especially on information technology, electronic equipment and, later in the period, on payrolls.

      The economic news was slightly less upbeat as 2004 began. Durable goods orders declined and the number of new jobs added to the labor market in January and February fell short of expectations. Responding to these reports, consumer confidence slipped in March. However, strong job growth followed and there were few doubts that the economic recovery was on solid ground. After reports that 1.2 million new jobs were added between March and June, it was clear that the days of record-low short-term interest rates were nearly over. On the last day of the reporting period, the Federal Reserve Board raised a key short-term interest rate-- the federal funds rate--from 1.0% to 1.25%.


      Stock Markets Move Higher, Bonds Stumble

      The stock market moved sharply higher through early February 2004 as economic growth firmed up and corporate profits rose 20% or more for the reporting period (as reported by Thomson First Call). However, a host of worries stopped the major indexes in their tracks in the final four months of the period. Investors grew more cautious about interest rates, the threat of terrorist attacks and corporate profit comparisons going forward.

      High-yield bonds continued to rally. However, they stalled along with the stock market late in the period. As the economy strengthened and a rate hike appeared to be inevitable, most other segments of the bond market reported negative returns. Mortgage bonds eked out a small gain as prepayment activity slowed. Government bonds were the period's weakest performers.


      Looking Ahead

      Volatile markets present a challenge for investors. It's tempting to look for a safe harbor when funds are losing ground--and to jump aboard when returns are soaring. And sometimes it's even easier to do nothing at all. Before you shift courses, talk to your investment professional. He or she can help you keep an emotional distance from day-to-day volatility--and help you stay with your long-term plan.

      As always, we thank you for investing with State Street Research funds. We look forward to helping you achieve your long-term financial goals.

      Sincerely,

      /s/ Richard S. Davis

      Richard S. Davis
      Chairman

      June 30, 2004

     PERFORMANCE
                         Discussion as of June 30, 2004

How State Street Research Global Resources Fund Performed
State Street Research Global Resources Fund (Class A shares, without sales charge) returned 56.06% for the 12-month period ended June 30, 2004. That was significantly higher than the return of the Lipper Natural Resources Funds Index, which returned 30.43% over the same period. The fund also outpaced the S&P 500 Index, which returned 19.10% for the period.


Performance: Class A
--------------------------------------------------------------------------------
Fund average annual total return as of 6/30/04
(does not reflect sales charge)

               1 Year            5 Years            10 Years
               56.06%            27.09%             15.43%
--------------------------------------------------------------------------------

S&P 500 Index as of 6/30/04

               1 Year            5 Years            10 Years
               19.10%            -2.20%             11.82%
--------------------------------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distribution and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares.

Average Annual Total Return without sales charge does not reflect the maximum sales charge applicable to Class A shares. If the applicable sales charge were deducted, performance results would be lower.

The Lipper Natural Resources Funds Index is an equally weighted index of typically the 30 largest mutual fund within its respective investment objective. The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an index of 500 U.S. stocks. The indexes are unmanaged and do not take transaction charges into consideration. It is possible to invest directly in an index.

Reasons for the Fund's Performance
As oil, natural gas, coal and gold prices soared, energy stocks were strong performers. Oil prices jumped to their highest level in more than two decades. Natural gas and coal prices gained as economic growth spurred higher demand for electricity.

In this favorable environment, the fund's strong performance was largely attributable to its preference for companies that stood to benefit most from rising commodity prices. Our decision to emphasize coal stocks was rewarded as several of the fund's largest holdings--coal producers Consol Energy, Arch Coal, Massey Energy and Peabody Energy--enjoyed significant gains during the year.

The fund's exposure to oil and natural gas stocks also bolstered portfolio returns. Many of these firms generated strong earnings given their leverage to commodity prices. And while precious metals stocks do not constitute a large portion of the portfolio, Crystallex International and Southwestern Resources also added to overall portfolio gains. In contrast, the fund's exposure to contract drillers, including Patterson-UTI Energy and Nabors Industries, dampened relative returns. These stocks generated positive returns, but their performance lagged that of energy producers, as they benefit less from rising commodity prices.

Looking Ahead
We believe that energy stocks continue to have tremendous upside potential and that commodity prices have the potential to remain elevated due to favorable supply/demand conditions. Barring a synchronized global recession or depression, the drivers of increased demand and limited supply should remain intact. The global economy remains strong, as does U.S. electricity demand. On the supply side, as geopolitical risks remain high, investors look to hedge terrorism concerns by taking long positions in oil, and there have been no new oil-field discoveries.

A Word about Risk
The major risks of stock investing include sudden and unpredictable drops in value and period of lackluster performance. Because the fund invests in natural resources and smaller companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Natural resources stocks and small-company stocks are especially volatile sectors of the stock market. Investments in foreign securities pose additional risks not associated with domestic securities, such as changes in exchange rates, and different government regulations, economic conditions and accounting standards.

Top 10 Holdings
-------------------------------------------------------------------------------

Issuer/Security                                             % of Fund Net Assets
      1         Consol Energy                                      6.8%
--------------------------------------------------------------------------------
      2         Peabody Energy                                     5.5%
--------------------------------------------------------------------------------
      3         Massey Energy                                      4.9%
--------------------------------------------------------------------------------
      4         Penn West Petroleum                                4.6%
--------------------------------------------------------------------------------
      5         Arch Coal                                          4.5%
--------------------------------------------------------------------------------
      6         Newfield Exploration                               3.5%
--------------------------------------------------------------------------------
      7         Devon Energy                                       3.4%
--------------------------------------------------------------------------------
      8         Western Gas Resources                              3.3%
--------------------------------------------------------------------------------
      9         Patterson-UTI Energy                               3.2%
--------------------------------------------------------------------------------
     10         Plains Exploration & Production                    3.2%
--------------------------------------------------------------------------------
                Total                                             42.9%

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


                                  State Street Research Global Resources Fund  3

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return
Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years
Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

-------------------------------------------------------------------------------
Class A

                                       1 Year           5 Years          10 Years
-------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        56.06%           231.51%         319.84%
-------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   47.09%           212.45%         295.70%
-------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   47.09%            25.59%          14.75%
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED DOCUMENT.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                    S&P 500
         Class A     Index
          9,425     10,000
'95       9,680     12,607
'96      13,883     15,884
'97      18,459     21,395
'98      15,823     27,846
'99      11,936     34,180
'00      16,494     36,653
'01      21,122     31,217
'02      22,340     25,601
'03      25,356     25,667
'04      39,570     30,569

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B(1)

                                       1 Year           5 Years        10 Years
-------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        55.07%           220.46%         290.95%
-------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   50.07%           218.46%         290.95%
-------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   50.07%            26.07%          14.61%
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED DOCUMENT.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                    S&P 500
         Class B1    Index
          10,000    10,000
'95       10,212    12,607
'96       14,533    15,884
'97       19,181    21,395
'98       16,316    27,846
'99       12,199    34,180
'00       16,727    36,653
'01       21,275    31,217
'02       22,373    25,601
'03       25,212    25,667
'04       39,095    30,569

--------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

Cumulative and Average Annual Total Return at maximum applicable sales charge reflect a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

Natural resources stocks and small-company stocks are especially volatile sectors of the stock market. Investments in foreign securities pose additional risks not associated with domestic securities, such as changes in exchange rates, and different government regulations, economic conditions and accounting standards.

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                        1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         55.03%         220.78%         292.01%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    50.03%         218.78%         292.01%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    50.03%          26.09%          14.64%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED DOCUMENT.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                   S&P 500
        Class B     Index
          10,000    10,000
'95       10,212    12,607
'96       14,533    15,884
'97       19,181    21,395
'98       16,316    27,846
'99       12,221    34,180
'00       16,748    36,653
'01       21,307    31,217
'02       22,436    25,601
'03       25,285    25,667
'04       39,201    30,569

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                        1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         55.05%         220.86%         291.26%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    54.05%         220.86%         291.26%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    54.05%          26.26%          14.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED DOCUMENT.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                      S&P 500
          Class C      Index
           10,000      10,000
'95        10,212      12,607
'96        14,528      15,884
'97        19,163      21,395
'98        16,295      27,846
'99        12,194      34,180
'00        16,738      36,653
'01        21,282      31,217
'02        22,381      25,601
'03        25,234      25,667
'04        39,126      30,569

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R

                                        1 Year         5 Years         10 Years
Cumulative Total Return
(does not reflect sales charge)         55.72%         230.66%         318.76%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    55.72%         230.66%         318.76%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    55.72%          27.02%          15.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED DOCUMENT.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                    S&P 500
         Class R     Index
          10,000    10,000
'95       10,270    12,607
'96       14,730    15,884
'97       19,585    21,395
'98       16,788    27,846
'99       12,664    34,180
'00       17,501    36,653
'01       22,410    31,217
'02       23,703    25,601
'03       26,892    25,667
'04       41,876    30,569

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S

                                        1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         56.49%        238.03%          334.20%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    56.49%        238.03%          334.20%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    56.49%         27.58%           15.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED DOCUMENT.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                   S&P 500
         Class S    Index
         -------   -------
          10,000    10,000
'95       10,311    12,607
'96       14,824    15,884
'97       19,764    21,395
'98       16,976    27,846
'99       12,485    34,180
'00       17,785    36,653
'01       22,869    31,217
'02       24,295    25,601
'03       27,747    25,667
'04       43,420    30,569

--------------------------------------------------------------------------------

Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) and Class R shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Returns for Class R reflect Class A performance through April 2, 2003. Class R was introduced on April 3, 2003. Class R and Class S shares, offered without sales charge, are available through certain retirement plans and special programs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. Because the fund invests in natural resources and smaller companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations.


                                  State Street Research Global Resources Fund  5

---------
PORTFOLIO
---------

       Holdings

June 30, 2004

Issuer                                              Shares           Value
--------------------------------------------------------------------------------
Equity Securities 96.5%
Exploration & Production 42.4%
Accrete Energy Inc.* .......................      13,690      $      18,381
Argo Energy Ltd.* ..........................      43,700             62,928
Atlas America Inc.* ........................      51,600          1,032,516
Beta Oil & Gas Inc.* .......................       3,300             21,615
Blizzard Energy Inc.*++ ....................     242,700            253,454
Bow Valley Energy Ltd.* ....................     240,200            245,468
Brigham Exploration Co.* ...................      81,900            751,842
C1 Energy Ltd.* ............................     302,499            440,007
Cavell Energy Corp.* .......................     293,700            501,696
Case Resources Inc.* .......................   1,800,000          1,221,841
Cequel Energy Inc.* ........................      55,800            428,718
Chamaelo Energy Inc.* ......................      38,400            134,626
Chamaelo Energy Inc.*++@ ...................     222,500            655,252
Cinch Energy Corp.*++@ .....................   1,503,300            841,023
Clayton Williams Energy Inc.* ..............     321,130          7,675,007
Clear Energy Inc.* .........................      10,966             28,630
Comstock Resources Inc.* ...................     120,300          2,341,038
Consol Energy Inc. .........................     614,600         22,125,600
Consol Energy Inc.++ .......................     617,000         22,212,000
Crew Energy Inc.* ..........................     703,315          2,728,061
Crew Energy Inc.*++@ .......................     191,300            667,823
Defiant Energy Corp.* ......................     481,300          1,687,386
Denbury Resources Inc.* ....................     273,800          5,736,110
Devon Energy Corp. .........................     334,200         22,057,200
Endev Energy Inc.* .........................   1,517,200          1,097,780
Esprit Exploration Ltd.* ...................   2,934,100          7,638,378
Exploration Company of Delaware* ...........      95,082            360,361
Fairborne Energy Ltd.* .....................      24,000            183,500
Galleon Energy Inc.* .......................     223,800          1,335,521
Lighting Energy Ltd.*++ ....................     261,300            806,939
Lightning Energy Ltd.* .....................      42,000            129,703
Masters Energy Inc.* .......................      27,741             49,663
Matador Resources Co.*++@ ..................      97,846            978,460
Meridian Energy Corp.*++ ...................     468,500            838,729
Methanex Corp. .............................      50,000            661,050
Midnight Oil & Gas Ltd.* ...................      41,500            196,572
Mustang Resources Inc.* ....................     246,400          1,056,840
Mustang Resources Inc.*++ ..................     124,200            532,709
NAV Energy Trust ...........................      37,666            290,797
Newfield Exploration Co.* ..................     412,562         22,996,206
Nexen Inc. .................................     200,000          7,804,000
Niko Resources Ltd.*++ .....................      39,000          1,122,930
Niko Resources Ltd. ........................     207,500          5,974,564
Oilexco Inc.* ..............................     656,400          1,042,915
Oilexco Inc.*++ ............................     475,100            754,858
Oilexco Inc. Wts.*++ .......................     118,775            119,606
Oil Search Ltd. ............................     950,000            871,655
Penn Virginia Corp. ........................     560,000         20,221,600
Penn West Petroleum Ltd. ...................     642,800         29,776,130
Pioneer Natural Resources Co. ..............     379,200         13,302,336

Issuer                                              Shares           Value
--------------------------------------------------------------------------------
Plains Exploration & Production Co.* .......   1,137,505      $  20,873,217
Progess Energy Ltd.* .......................     306,700          3,399,643
Provident Energy Trust++ ...................      25,230            194,523
Purcell Energy Ltd.*++ .....................     735,620          1,563,865
Purcell Energy Ltd. Wts.*++ ................     735,620            219,490
Quicksilver Resources Inc.* ................     154,300         10,348,901
Real Resources Inc.* .......................     200,000          1,111,443
Remington Oil & Gas Corp.* .................     100,000          2,360,000
Republic Resources Inc.* ...................      28,750              2,013
StarPoint Energy Ltd.* .....................     817,800          2,592,608
Tempest Energy Corp.* ......................     200,000            738,475
Thunder Energy Inc.* .......................     514,132          2,726,748
Treasure Islands Royalty Trust* ............     507,439            289,240
Tullow Oil plc .............................   1,244,198          2,774,398
Vermilion Energy Trust .....................     158,900          2,127,596
XTO Energy Inc. ............................     420,832         12,536,585
                                                              -------------
                                                                277,870,769
                                                              -------------
Contract Drilling 7.1%
Drillers Technology Corp.* .................     200,000            149,187
Grey Wolf Inc.* ............................     471,900          2,000,856
Nabors Industries Ltd.* ....................     296,500         13,407,730
Noble Corp.* ...............................      90,700          3,436,623
Patterson-UTI Energy Inc. ..................     636,204         21,255,576
Rowan Companies Inc.* ......................     266,500          6,483,945
                                                              -------------
                                                                 46,733,917
                                                              -------------
Oil Service 9.1%
BJ Services Co.* ...........................     348,400         15,970,656
Cal Dive International Inc.* ...............     100,000          3,032,000
Global Industries Ltd.* ....................     189,496          1,083,917
Halliburton Co. ............................     290,000          8,775,400
Hanover Compressor Co.* ....................     250,000          2,975,000
Key Energy Group Inc.* .....................     221,500          2,090,960
Maverick Tube Corp.* .......................     545,300         14,319,578
McDermott International Inc.* ..............     336,600          3,419,856
NewPark Resources Inc.* ....................     500,000          3,100,000
NS Group Inc.* .............................     150,000          2,466,000
Pioneer Drilling Co.* ......................     110,300            847,104
Technicoil Corp.*++@ .......................     753,100            579,740
Universal Compression Holdings Inc.* .......      35,200          1,079,936
                                                              -------------
                                                                 59,740,147
                                                              -------------
Refining 1.1%
Interoil Corp.* ............................     156,500          3,383,090
KFX Inc.* ..................................     393,400          2,997,708
Westport Innovations Inc.* .................     773,800            946,615
                                                              -------------
                                                                  7,327,413
                                                              -------------
Utility 3.5%
MarkWest Hydrocarbon Inc. ..................     124,320          1,460,760
Western Gas Resources Inc. .................     667,000         21,664,160
                                                              -------------
                                                                 23,124,920
                                                              -------------
Mining 20.0%
Arch Coal Inc. .............................     801,200         29,315,908
AXMIN Inc.* ................................   1,290,500            673,840
Canico Resource Corp.* .....................     450,000          4,884,007
Coeur d'Alene Mines Corp.* .................     500,000          2,040,000
Crystallex International Corp.* ............   2,100,000          5,187,000
Crystallex International Corp.*++ ..........     500,000          1,283,008
Fording Canadian Coal Trust ................     128,300          5,401,430
Mag Silver Corp.* ..........................     813,100            721,758
Massey Energy Co. ..........................   1,148,400         32,396,364
Mena Resources Inc.* .......................      20,000              8,205


6   The notes are an integral part of the financial statements.

Issuer                                                Shares         Value
--------------------------------------------------------------------------------
Mining (Continued)
Nevsun Resources Ltd.*++ .....................    1,354,800     $  3,729,085
Nevsun Resources Ltd Wts.*++ .................      250,000            1,865
North Atlantic Resources Ltd.* ...............      516,500          566,355
Novagold Resources Inc.* .....................      500,000        2,325,000
Peabody Energy Corp. .........................      641,000       35,889,590
Radius Explorations Ltd.* ....................      569,700          471,704
Romarco Minerals Inc.* .......................      223,000           52,398
Southwestern Resources Corp.* ................      360,000        3,840,071
Spectrum Gold Inc.*@ .........................        6,100                0
St Jude Resources Ltd.* ......................      548,200          498,884
Sunridge Gold Corp.* .........................      422,300          645,767
Valucap Investments Inc.* ....................       21,705            2,591
Viceroy Exploration Ltd.*@ ...................       18,300                0
Virginia Gold Mines Inc.* ....................      500,000          410,264
X-Cal Resources Ltd.* ........................    1,755,500          798,788
                                                                ------------
                                                                 131,143,882
                                                                ------------
Miscellaneous 13.2%
Baytex Energy Trust ..........................    1,312,748       11,750,691
Cross Timbers Royalty Trust ..................        2,490           68,873
Daiichi Chuo Kisen Kaisha* ...................    3,552,000        6,789,227
Frontline Ltd. ...............................      200,900        6,933,059
Golar Ltd.* ..................................       80,500        1,242,768
Kawasaki Kisen Kaisha Ltd. ...................      978,000        4,928,236
OMI Corp. ....................................      759,500        9,038,050
PetroKazakhstan Inc. .........................      552,300       15,033,606
Pride International Inc.* ....................      100,000        1,711,000
Quest Capital Corp.* .........................       61,000           63,248
Railpower Technologies Corp.* ................      360,600          968,342
Rio Alto Resources International Inc.* .......      464,300          467,556
Royal Nedlloyd NV ............................      500,000       17,114,298
Ship Finance International Ltd. ..............       50,225          750,864
Stolt Nielsen SA* ............................      170,000        2,501,839
Stolt Nielsen SA* ADR++ ......................      504,700        7,373,667
                                                                ------------
                                                                  86,735,324
                                                                ------------
Total Equity Securities (Cost $459,288,243) .................    632,676,372
                                                                ------------
Short-Term Investments 14.4%
State Street Navigator Securities Lending
  Prime Portfolio ............................   94,309,099       94,309,099
                                                                ------------
Total Short-Term Investments (Cost $94,309,099) .............     94,309,099
                                                                ------------

                             Maturity      Principal
Issuer                         Date          Amount           Value
--------------------------------------------------------------------------------
Commercial Paper 3.2%
American Express Credit
  Corp., 1.15% .........   7/08/2004     $4,884,000      $  4,882,908
General Electric Cap.
  Corp., 1.25% .........   7/01/2004      7,203,000         7,203,000
Goldman Sachs Group
  LP, 1.25% ............   7/06/2004      9,147,000         9,145,412
                                                         ------------
Total Commercial Paper (Cost $21,231,320) ............     21,231,320
                                                         ------------

                                                        % of
                                                      Net Assets
--------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $574,828,662) .................       114.1%      748,216,791
Cash and Other Assets, Less Liabilities .........       (14.1%)     (92,457,731)
                                                        -----       -----------
Net Assets ......................................       100.0%     $655,759,060
                                                        =====      ============

KEY TO SYMBOLS

*   Denotes a security which has not paid a dividend during the last year.

++ Security restricted as to public resale. As of the report date, the fund had 6.78% of net assets in restricted securities.

ADR Stands for American Depository Receipt, representing ownership of foreign securities.

@ Security valued under consistently applied procedures established by the Trustees.

Federal Income Tax Information

At June 30, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $576,989,671 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                 $183,683,910
Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                (12,456,790)
                                                         ------------
                                                         $171,227,120
                                                         ============


The notes are an integral part of the financial statements.

                                 State Street Research Global Resources Fund  7

---------
FINANCIAL
---------

        Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2004

Assets
Investments, at value (cost $574,828,662) (Note 1) ...........    $748,216,791
Cash .........................................................         547,968
Receivable for fund shares sold ..............................       2,548,224
Dividends receivable .........................................         553,718
Receivable for securities sold ...............................         220,339
Other Assets .................................................          37,588
                                                                  ------------
                                                                   752,124,628
                                                                  ------------
Liabilities
Payable for collateral received on securities loaned .........      94,309,099
Payable for fund shares redeemed .............................         631,568
Payable for securities purchased .............................         397,859
Accrued management fee .......................................         378,454
Accrued distribution and service fees ........................         271,037
Accrued transfer agent and shareholder services ..............         202,811
Payable for foreign tax witheld ..............................          58,054
Accrued administration fee ...................................          12,843
Accrued trustees' fees .......................................          10,078
Other accrued expenses .......................................          93,765
                                                                  ------------
                                                                    96,365,568
                                                                  ------------
Net Assets ...................................................    $655,759,060
                                                                  ============
Net Assets consist of:
   Undistributed net investment income .......................    $  3,393,979
   Unrealized appreciation of investments ....................     173,388,129
   Unrealized appreciation of foreign currency ...............             436
   Accumulated net realized loss .............................      (4,750,811)
   Paid-in capital ...........................................     483,727,327
                                                                  ------------
                                                                  $655,759,060
                                                                  ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class       Net Assets      [divided by]     Number of Shares     =   NAV
  A          $406,209,150                      10,261,778               $ 39.58*
  B(1)       $ 66,704,473                       1,826,730               $ 36.52**
  B          $ 38,483,258                       1,049,019               $ 36.69**
  C          $122,088,251                       3,346,721               $ 36.48**
  R          $  2,230,427                          56,522               $ 39.46
  S          $ 20,043,501                         485,933               $ 41.25

*  Maximum offering price per share = $41.99 ($39.58 [divided by] 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charges, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2004

Investment Income
Interest (Note 1) .............................................    $    602,845
Dividends, net of foreign taxes of $52,839 (Note 1) ...........       6,810,962
                                                                   ------------
                                                                      7,413,807
                                                                   ------------
Expenses
Management fee (Note 2) .......................................       2,882,773
Distribution and service fees - Class A (Note 4) ..............         647,512
Distribution and service fees - Class B(1) (Note 4) ...........         468,246
Distribution and service fees - Class B (Note 4) ..............         344,385
Distribution and service fees - Class C (Note 4) ..............         725,436
Distribution and service fees - Class R (Note 4) ..............           4,552
Transfer agent and shareholder services (Note 2) ..............         640,778
Custodian fee .................................................         130,292
Administration fee (Note 2) ...................................         115,260
Reports to shareholders .......................................          62,396
Registration fees .............................................          61,992
Audit fee .....................................................          40,492
Trustees' fees (Note 2) .......................................          24,922
Legal fees ....................................................           7,560
Miscellaneous .................................................          37,168
                                                                   ------------
                                                                      6,193,764
Fees paid indirectly (Note 2) .................................          (4,493)
                                                                   ------------
                                                                      6,189,271
                                                                   ------------
Net investment income .........................................       1,224,536
                                                                   ------------
Realized and Unrealized Gain on Investments
Net increase from payment by affiliate (Note 2) ...............         274,458
Net realized gain on investments (Notes 1 and 3) ..............      49,375,442
Net realized gain on foreign currency (Note 1) ................          23,473
                                                                   ------------
  Total net realized gain .....................................      49,673,373
                                                                   ------------
Change in unrealized appreciation of investments ..............     113,653,318
Change in unrealized appreciation of foreign currency .........             486
                                                                   ------------
  Total change in unrealized appreciation .....................     113,653,804
                                                                   ------------
Net gain on investments .......................................     163,327,177
                                                                   ------------
Net increase in net assets resulting from operations ..........    $164,551,713
                                                                   ============


8 The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                  Years ended June 30
                                           ----------------------------------
                                                 2004              2003
                                           ----------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment income (loss) ...........    $  1,224,536      $ (1,362,239)
Net increase from payment by
  affiliate ............................         274,458                --
Net realized gain (loss) on
  investments and foreign currency .....      49,398,915        (6,936,718)
Change in unrealized appreciation
  of investments and foreign
  currency .............................     113,653,804        29,977,060
                                            ------------      ------------
Net increase resulting from
  operations ...........................     164,551,713        21,678,103
                                            ------------      ------------
Dividend from net investment
  income:
  Class A ..............................      (3,390,181)               --
  Class B(1) ...........................        (681,846)               --
  Class B ..............................        (458,627)               --
  Class C ..............................        (992,836)               --
  Class R ..............................          (8,249)               --
  Class S ..............................        (239,164)               --
                                            ------------      ------------
                                              (5,770,903)               --
                                            ------------      ------------
Net increase (decrease) from fund
  share transactions (Note 6) ..........     284,528,279          (824,831)
                                            ------------      ------------
Total increase in net assets ...........     443,309,089        20,853,272
Net Assets
Beginning of year ......................     212,449,971       191,596,699
                                            ------------      ------------
End of year (including undistributed
  net investment income (loss) of
  $3,393,979 and ($1,587,658),
  respectively) ........................    $655,759,060      $212,449,971
                                            ============      ============

Notes to Financial Statements
--------------------------------------------------------------------------------
June 30, 2004

Note 1
State Street Research Global Resources Fund is a series of State Street Research Equity Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets in securities of energy and natural resources companies and companies in associated businesses, as well as utilities.

The fund offers six classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers, which may involve multiple fund families. Class R shares pay annual service and distribution fees of 0.50%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


                                  State Street Research Global Resources Fund  9

--------------------------------------------------------------------------------
C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated to the fund in the Trust.

D. Dividends
Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $5,770,903 as ordinary income dividends.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to wash sale deferrals and investment in passive foreign investment companies.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount has been reflected on Form 1099 for the calendar year 2003.

E. Federal Income Taxes
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At June 30, 2004, the fund had a capital loss carryforward of $4,422,538 available, to the extent provided in regulations, to offset future capital gains, if any, all of which expires on June 30, 2011.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to foreign currency sales of passive foreign investment companies. At June 30, 2004, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/ tax differences largely arising from wash sales, and investments in passive foreign investment companies. At June 30, 2004, the tax basis distributable earnings were $5,071,261 in undistributed ordinary income and $0 in undistributed long-term gains.

F. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At June 30, 2004, the value of the securities loaned and the value of collateral were $92,943,300 and $94,309,099, respectively. During the year ended June 30, 2004, income from securities lending amounted to $276,604 and is included in interest income.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the fund's net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2004, the fees pursuant to such agreement amounted to $2,882,773.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended June 30, 2004, the amount of such expenses allocated to the fund was $306,879.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended June 30, 2004, the fund's transfer agent fees were reduced by $4,493 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $24,922 during the year ended June 30, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended June 30, 2004, the amount of such expenses was $115,260.

On February 19, 2004, the Distributor entered into an agreement with NASD resolving all outstanding issues relating to an investigation by the NASD of the Distributor's email retention practices and supervision of trading activity in shares of the State Street Research funds. The Distributor, without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purposes of the settlement, agreed to the entry of certain findings by the NASD relating to the Distributor's compliance with document retention requirements and the Distributor's supervision of enforcement of shareholder exchange limitations set forth in the funds' prospectuses. The agreement contains no allegations or findings of fraudulent conduct by the Distributor. As part of this agreement the Distributor made a payment to the fund to compensate the fund for losses relating to the exchange of fund shares beyond the annual limit set forth in the fund's prospectus. The payment was allocated among the fund's share classes as follows: $155,757 to Class A; $33,343 to Class B(1); $22,870 to Class B; $52,982 to Class C; and $9,506 to Class S. These amounts are shown in the total amount of $274,458 as "Net increase from payment by affilate" in the Statement of Operations.

Note 3
For the year ended June 30, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $362,652,624, and $98,517,280, respectively.

Note 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B, Class C and Class R shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The fund pays annual distribution fees of 0.25% of average daily net assets for Class R shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2004, fees pursuant to such plans amounted to $647,512, $468,246, $344,385, $725,436 and $4,552 for Class A, Class B(1), Class B, Class C and Class R shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of June 30, 2004, there were $2,984,281, $614,607 and $2,183,683 for Class A, Class B and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) and Class R shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $1,706,549 and $852,396, respectively, on sales of Class A shares of the fund during the year ended June 30, 2004, and that MetLife Securities, Inc. earned commissions aggregating $735,767 and $29,520 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $61,533, $380 and $18,473 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At June 30, 2004, the Adviser owned 4,737 Class R shares of the fund.

These transactions break down by share class as follows:

                                                                                         Years ended June 30
                                                                  ------------------------------------------------------------------
                                                                                 2004                            2003
                                                                  ------------------------------------------------------------------
Class A                                                                Shares            Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          10,159,785    $   335,056,656     9,853,565    $   210,566,616
Issued upon reinvestment of dividend from net investment income          93,274          3,071,491            --                 --
Shares redeemed                                                      (4,020,537)      (124,484,686)   (9,777,507)      (207,005,621)
                                                                  -------------    ---------------    ----------    ---------------
Net increase                                                          6,232,522    $   213,643,461        76,058    $     3,560,995
                                                                  =============    ===============    ==========    ===============

Class B(1)                                                          Shares         Amount         Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          896,835   $  26,709,892       420,704   $   8,371,227
Issued upon reinvestment of dividend from net investment income       19,360        590,047           --               --
Shares redeemed                                                     (336,078)   (10,133,803)    (382,670)      (7,433,215)
                                                                  ----------   -------------    ----------   -------------
Net increase                                                         580,117   $ 17,166,136       38,034     $    938,012
                                                                  ==========   =============    ==========   =============

Class B                                                             Shares         Amount         Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                           60,381   $   1,742,917        44,249   $     849,502
Issued upon reinvestment of dividend from net investment income       13,845        423,980           --               --
Shares redeemed                                                     (311,269)    (9,238,270)    (462,691)      (9,076,862)
                                                                  ----------   -------------    ----------   -------------
Net decrease                                                        (237,043)  $ (7,071,373)    (418,442)    $ (8,227,360)
                                                                  ==========   =============    ==========   =============

Class C                                                             Shares         Amount         Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                        2,236,902   $  68,602,549       491,306   $  10,076,867
Issued upon reinvestment of dividend from net investment income       29,496        898,161           --               --
Shares redeemed                                                     (493,976)   (14,602,129)    (420,725)      (8,032,986)
                                                                  ----------   -------------    ----------   -------------
Net increase                                                       1,772,422   $ 54,898,581       70,581     $  2,043,881
                                                                  ==========   =============    ==========   =============

Class R                                                             Shares         Amount         Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                           87,334   $   3,003,989          4,741   $     100,075
Issued upon reinvestment of dividend from net investment income          161          5,301              --              --
Shares redeemed                                                      (35,714)    (1,217,635)             --              --
                                                                  ----------   -------------     ----------   -------------
Net increase                                                          51,781   $  1,791,655           4,741   $     100,075
                                                                  ==========   =============     ==========   =============

Class S                                                             Shares         Amount         Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          271,772   $   9,113,747       537,015   $  11,946,973
Issued upon reinvestment of dividend from net investment income        6,925        237,341           --               --
Shares redeemed                                                     (170,538)    (5,251,269)    (499,359)     (11,187,407)
                                                                  ----------   -------------    ----------   -------------
Net increase                                                         108,159   $  4,099,819       37,656     $    759,566
                                                                  ==========   =============    ==========   =============
----------------------------------------------------------------------------------------------------------------------------


The notes are an integral part of the financial statements.

                                 State Street Research Global Resources Fund  11

---------
FINANCIAL
---------

        Highlights

For a share outstanding throughout each year:

                                                                                           Class A
                                                             -------------------------------------------------------------------
                                                                                     Years ended June 30
                                                             -------------------------------------------------------------------
                                                             2004(a)(f)     2003(a)     2002(a)(g)     2001(a)(g)     2000(a)(g)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          25.81          22.74       21.50          16.79          12.15
                                                                -----          -----       -----          -----          -----
  Net investment income (loss) ($)                               0.21          (0.10)      (0.15)         (0.22)         (0.17)
  Net realized and unrealized gain on investments ($)           14.15           3.17        1.39           4.93           4.81
                                                                -----          -----       -----          -----          -----
Total from investment operations ($)                            14.36           3.07        1.24           4.71           4.64
                                                                -----          -----       -----          -----          -----
  Dividend from net investment income ($)                       (0.59)            --         --              --             --
                                                                -----          -----       -----          -----          -----
Total distribution ($)                                          (0.59)            --         --              --             --
                                                                -----          -----       -----          -----          -----
Net asset value, end of year ($)                                39.58          25.81       22.74          21.50          16.79
                                                                =====         ======       =====          =====          =====
Total return (%)(b)                                             56.06          13.50        5.77          28.05          38.19
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                       406,209        103,987      89,883         81,880         70,152
Expense ratio (%)                                                1.34           1.61        1.74           1.63           1.74
Expense ratio after expense reductions (%)                       1.34           1.60        1.73           1.61           1.72
Ratio of net investment income (loss) to average net assets (%)  0.64          (0.47)      (0.73)         (1.11)         (1.34)
Portfolio turnover rate (%)                                     26.90          32.56       37.57          37.97          47.49

                                                                                           Class B(1)
                                                             -------------------------------------------------------------------
                                                                                    Years ended June 30
                                                             -------------------------------------------------------------------
                                                              2004(a)(f)    2003(a)     2002(a)(g)     2001(a)(g)     2000(a)(g)
                                                             ------------ ---------- -------------- -------------- -------------
Net asset value, beginning of year ($)                           23.89        21.20        20.16          15.85         11.56
                                                                 -----        -----        -----          -----         -----
  Net investment loss ($)                                        (0.06)       (0.23)       (0.27)         (0.33)        (0.26)
  Net realized and unrealized gain on investments ($)            13.14         2.92         1.31           4.64          4.55
                                                                ------       ------       ------         ------        ------
Total from investment operations ($)                             13.08         2.69         1.04           4.31          4.29
                                                                ------       ------       ------         ------        ------
  Dividend from net investment income ($)                        (0.45)          --           --             --            --
                                                                ------       ------       ------         ------        ------
Total distribution ($)                                           (0.45)          --           --             --            --
                                                                ------       ------       ------         ------        ------
Net asset value, end of year ($)                                 36.52        23.89        21.20          20.16         15.85
                                                                ======       ======       ======         ======        ======
Total return (%)(b)                                              55.07        12.69         5.16          27.19         37.11
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         66,704       29,782       25,626         19,237         8,608
Expense ratio (%)                                                 2.04         2.31         2.44           2.33          2.48
Expense ratio after expense reductions (%)                        2.04         2.30         2.43           2.31          2.46
Ratio of net investment loss to average net assets (%)           (0.20)       (1.17)       (1.41)         (1.78)        (2.12)
Portfolio turnover rate (%)                                      26.90        32.56        37.57          37.97         47.49

                                                                                           Class B
                                                             -------------------------------------------------------------------
                                                                                     Years ended June 30
                                                             -------------------------------------------------------------------
                                                             2004(a)(f)     2003(a)     2002(a)(g)     2001(a)(g)     2000(a)(g)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           23.96        21.26        20.19          15.87         11.58
                                                                 -----        -----        -----          -----         -----
  Net investment loss ($)                                        (0.09)       (0.23)       (0.28)         (0.34)        (0.26)
  Net realized and unrealized gain on investments ($)            13.21         2.93         1.35           4.66          4.55
Total from investment operations ($)                             13.12         2.70         1.07           4.32          4.29
                                                                 -----        -----        -----          -----         -----
  Dividend from net investment income ($)                        (0.39)          --           --             --            --
                                                                 -----        -----        -----          -----         -----
Total distribution ($)                                           (0.39)          --           --             --            --
                                                                 -----        -----        -----          -----         -----
Net asset value, end of year ($)                                 36.69        23.96        21.26          20.19         15.87
                                                                ======       ======       ======         ======        ======
Total return (%)(b)                                              55.03        12.70         5.30          27.22         37.05

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         38,483       30,814       36,240         44,106        48,352
Expense ratio (%)                                                 2.04         2.31         2.44           2.33          2.48
Expense ratio after expense reductions (%)                        2.04         2.30         2.43           2.31          2.46
Ratio of net investment loss to average net assets (%)           (0.32)       (1.20)       (1.45)         (1.87)        (2.10)
Portfolio turnover rate (%)                                      26.90        32.56        37.57          37.97         47.49

                                                                                           Class C
                                                             -------------------------------------------------------------------
                                                                                     Years ended June 30
                                                             -------------------------------------------------------------------
                                                             2004(a)(f)     2003(a)     2002(a)(g)     2001(a)(g)     2000(a)(g)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           23.88       21.18        20.14          15.84         11.54
                                                                 -----       -----        -----          -----         -----
  Net investment loss ($)                                        (0.03)      (0.23)       (0.28)         (0.34)        (0.25)
  Net realized and unrealized gain on investments ($)            13.10        2.93         1.32           4.64          4.55
                                                                ------      ------       ------         ------        ------
Total from investment operations ($)                             13.07        2.70         1.04           4.30          4.30
                                                                ------      ------       ------         ------        ------
  Dividend from net investment income ($)                        (0.47)         --           --             --            --
                                                                ------      ------       ------         ------        ------
Total distribution ($)                                           (0.47)         --           --             --            --
                                                                ------      ------       ------         ------        ------
Net asset value, end of year ($)                                 36.48       23.88        21.18          20.14         15.84
                                                                ======      ======       ======         ======        ======
Total return (%)(b)                                              55.05       12.75         5.16          27.15         37.26
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        122,088      37,601       31,853         30,214        23,313
Expense ratio (%)                                                 2.04        2.31         2.44           2.33          2.48
Expense ratio after expense reductions (%)                        2.04        2.30         2.43           2.31          2.46
Ratio of net investment loss to average net assets (%)           (0.10)      (1.18)       (1.43)         (1.83)        (2.06)
Portfolio turnover rate (%)                                      26.90       32.56        37.57          37.97         47.49

                                                                                Class R
                                                                       --------------------------
                                                                           Years ended June 30
                                                                       --------------------------
                                                                       2004(a)(f)      2003(a)(e)
                                                                       --------------------------
Net asset value, beginning of year ($)                                  25.80           21.11
                                                                        -----           -----
  Net investment income (loss) ($)                                       0.25          (0.01)
  Net realized and unrealized gain on investments ($)                   14.01            4.70
                                                                        -----          ------
Total from investment operations ($)                                    14.26            4.69
                                                                        -----          ------
  Dividend from net investment income ($)                               (0.60)             --
                                                                       ------          ------
Total distribution ($)                                                  (0.60)             --
                                                                       ------          ------
Net asset value, end of year ($)                                        39.46           25.80
                                                                       ======          ======
Total return (%)(b)                                                     55.72           22.22(c)
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                 2,230             122
Expense ratio (%)                                                        1.54            1.75(d)
Expense ratio after expense reductions (%)                               1.54            1.74(d)
Ratio of net investment income (loss) to average net assets (%)          0.69           (0.16)(d)
Portfolio turnover rate (%)                                             26.90           32.56

                                                                                           Class S
                                                             -------------------------------------------------------------------
                                                                                     Years ended June 30
                                                             -------------------------------------------------------------------
                                                                2004(a)(f)     2003(a)     2002(a)(g)     2001(a)(g)     2000(a)(g)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              26.85       23.51       22.13          17.21         12.43
                                                                    -----       -----       -----          -----          -----
  Net investment income (loss) ($)                                   0.27      (0.04)      (0.09)          (0.18)        (0.15)
  Net realized and unrealized gain on investments ($)               14.78       3.38        1.47            5.10          4.93
                                                                    -----       -----      ------          -----          -----
Total from investment operations ($)                                15.05       3.34         1.38           4.92          4.78
                                                                    -----       -----       ------         -----          -----
  Dividend from net investment income ($)                           (0.65)        --           --             --            --
                                                                    -----       -----       ------         -----          -----
Total distribution ($)                                              (0.65)        --           --             --            --
                                                                    -----       -----       ------         -----          -----
Net asset value, end of year ($)                                    41.25      26.85        23.51          22.13         17.21
                                                                    =====      ======       ======        =====          =====
Total return (%)(b)                                                 56.49      14.21         6.24          28.59         38.46
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                            20,044     10,144        7,995          6,935         8,599
Expense ratio (%)                                                    1.04       1.31         1.44           1.33          1.48
Expense ratio after expense reductions (%)                           1.04       1.30         1.43           1.31          1.46
Ratio of net investment income (loss) to average net assets (%)      0.79      (0.20)       (0.42)         (0.89)        (1.11)
Portfolio turnover rate (%)                                         26.90      32.56        37.57          37.97         47.49

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized
(d) Annualized
(e) April 3, 2003 (commencement of share class) to June 30, 2003
(f) During the year ended June 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments increased net realized and unrealized gain by $0.02 per share, and increased total return by 0.16%.
(g) Audited by other auditors


                                State Street Research Global Resources Fund  13

       REPORT OF
              Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Research Global Resources Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Global Resources Fund (the "Fund"), a series of State Street Research Equity Trust, as of June 30, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended June 30, 2002, were audited by other auditors whose report dated August 9, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

August 9, 2004

TRUSTEES and OFFICERS
                       State Street Research Equity Trust

Name,                      Position(s)              Term of Office
Address                    Held with                and Length of
and Age(a)                 Fund                     Time Served(b)
-------------------------------------------------------------------------------
Independent Trustees
Bruce R. Bond              Trustee                  Since
(58)                                                1999
Peter S. Drotch            Trustee                  Since
(62)                                                2004
 Steve A. Garban           Trustee                  Since
(66)                                                1997
Susan M. Phillips          Trustee                  Since
(59)                                                1999
 Toby Rosenblatt           Trustee                  Since
(66)                                                1993
Michael S.                 Trustee                  Since
Scott Morton (67)                                   1987
-------------------------------------------------------------------------------
Interested Trustees
Richard S. Davis(+)        Trustee                  Since
(58)
-------------------------------------------------------------------------------
Officers
Arthur J. Barry            Vice                     Since
(37)                       President                2004
Anthony Forcione           Vice                     Since
(34)                       President                2003
C. Kim Goodwin             Vice                     Since
(45)                       President                2002
John S. Lombardo           Vice                     Since
(49)                       President                2001
Daniel J. Rice III         Vice                     Since
(52)                       President                1990
Peter A. Zuger             Vice                     Since
(56)                       President                1998
Douglas A. Romich          Treasurer                Since
(47)                                                2001
-------------------------------------------------------------------------------

                                                                                                 Number of Funds
Name,                                                                                            in Fund Complex
Address                                    Principal Occupations                                 Overseen by
and Age(a)                                 During Past 5 Years                                   Trustee/Officer(c)
-----------------------------------------------------------------------------------------------------------------------
Independent Trustees
 Bruce R. Bond         Retired; formerly Chairman of the Board, Chief Executive Officer and             19
(58)                   President, PictureTel Corporation (video conferencing systems)
Peter S. Drotch        Retired, formerly Partner, PricewaterhouseCoopers LLP                            19
(62)
Steve A. Garban        Retired; formerly Senior Vice President for Finance and Operations and           53
(66)                   Treasurer, The Pennsylvania State University
Susan M. Phillips      Dean, School of Business and Public Management, George Washington                19
(59)                   University; formerly a member of the Board of Governors of the Federal
                       Reserve System; and Chairman and Commissioner of the Commodity Futures
                       Trading Commission
Toby Rosenblatt        President, Founders Investments Ltd. (investments); President, Pacific Four      53
(66)                   Investments (investments); formerly President, The Glen Ellen Company
                       (private investment firm)
Michael S.             Jay W. Forrester Professor of Management, Sloan School of Management,            53
Scott Morton (67)      Massachusetts Institute of Technology
-----------------------------------------------------------------------------------------------------------------------
Interested Trustees
Richard S. Davis(+)    Chairman of the Board, President and Chief Executive Officer of State Street     19
(58)                   Research & Management Company; formerly Senior Vice President, Fixed
                       Income Investments, Metropolitan Life Insurance Company
----------------------------------------------------------------------------------------------------------------
Officers
Arthur J. Barry        Senior Vice President of State Street Research & Management Company;             3
(37)                   formerly Vice President of State Street Research & Management Company;
                       and Senior Portfolio Manager, Invesco Capital Management
Anthony Forcione       Vice President of State Street Research & Management Company; formerly           3
(34)                   associate portfolio manager and equity analyst, State Street Research &
                       Management Company
C. Kim Goodwin         Managing Director and Chief Investment Officer - Equities of State Street        18
(45)                   Research & Management Company; formerly Chief Investment Officer -
                       U.S. Growth Equities, American Century
John S. Lombardo       Managing Director, Chief Financial Officer and Director of State Street          19
(49)                   Research & Management Company; formerly Executive Vice President, State
                       Street Research & Management Company; and Senior Vice President,
                       Product and Financial Management, MetLife Auto & Home
Daniel J. Rice III     Senior Vice President of State Street Research & Management Company              3
(52)
Peter A. Zuger         Managing Director of State Street Research & Management                          3
(56)                   Company; formerly Senior Vice President, State Street Research &
                       Management Company
Douglas A. Romich      Senior Vice President and Treasurer of State Street Research & Management        19
(47)                   Company; formerly Vice President and Assistant Treasurer, State Street
                       Research & Management Company
----------------------------------------------------------------------------------------------------------------

Name,                      Other
Address                    Directorships Held
and Age(a)                 by Trustee/Officer
--------------------------------------------------------------------------------
Independent Trustees
Bruce R. Bond              Avaya Inc.
(58)
Peter S. Drotch            First Marblehead Corp.
(62)
Steve A. Garban            Metropolitan Series Fund, Inc.; and
(66)                       Metropolitan Series Fund II
Susan M. Phillips          The Kroger Co.
(59)
Toby Rosenblatt            A.P. Pharma, Inc.; Metropolitan Series
(66)                       Fund, Inc.; and Metropolitan Series
                           Fund II
Michael S.                 Metropolitan Series Fund, Inc.; and
Scott Morton (67)          Metropolitan Series Fund II
--------------------------------------------------------------------------------
 Interested Trustees
 Richard S. Davis(+)       None
--------------------------------------------------------------------------------
(58)
Officers
Arthur J. Barry            None
(37)
Anthony Forcione           None
(34)
C. Kim Goodwin             None
(45)
 John S. Lombardo          None
(49)
Daniel J. Rice III         None
(52)
 Peter A. Zuger            None
(56)
Douglas A. Romich          None
(47)
--------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment advisor and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary advisor to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-advisor to certain series of Metropolitan Series Fund, Inc.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.


                                  State Street Research Global Resources Fund 15

[Logo]                                                             ------------
STATE STREET RESEARCH                                               PRSRT STD
One Financial Center                                               U.S. POSTAGE
Boston, MA 02111-2690                                                  PAID
                                                                    PERMIT #6
                                                                    HUDSON, MA
                                                                   ------------

New accounts, mutual fund purchases,
exchanges and account information

Internet  www.ssrfunds.com

E-mail    info@ssrfunds.com

Phone     1-87-SSR-FUNDS (1-877-773-8637),
          toll-free, 7 days a week, 24 hours a day
          Hearing-impaired: 1-800-676-7876
          Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail      State Street Research Service Center
          P.O. Box 8408, Boston, MA 02266-8408
-------------------------------------------------------------------------------
Did You Know?
State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.
-------------------------------------------------------------------------------
Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView
For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts
For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing
For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

        [logo]                                            [logo]
  for Excellence in                              for Excellence in Service
Shareholder Communications

This report must be accompanied or preceded by a current prospectus. When used as sales material after September 30, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities--is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.





Member NASD, SIPC
(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp0805)SSR-LD                                     GR-2187-0804

                                                    [LOGO] STATE STREET RESEARCH

[Graphic]

Large-Cap Value Fund
June 30, 2004


                                                   Annual Report to Shareholders

Table of Contents

 3    Performance Discussion

 6    Portfolio Holdings

 8    Financial Statements

12    Financial Highlights

14    Report of Independent Registered Public Accounting Firm

15    Trustees and Officers

FROM THE CHAIRMAN
        State Street Research

The U.S. economy put on a spectacular show of strength then settled down to a slower, but nevertheless solid, pace of growth during the 12-month period from July 1, 2003, to June 30, 2004. Gross Domestic Product (GDP), a common measure of economic growth, averaged more than 4.5% during the period. Consumer confidence was generally strong as a combination of accelerated tax cuts and tax rebates fueled higher disposable income for most working Americans. The housing market set new highs, and consumer spending continued to rise. Better yet, business spending began to recover late in 2003, after a long period of stagnation. Corporate profits staged a solid rebound, making it easier for companies to increase outlays, especially on information technology, electronic equipment and, later in the period, on payrolls.

The economic news was slightly less upbeat as 2004 began. Durable goods orders declined and the number of new jobs added to the labor market in January and February fell short of expectations. Responding to these reports, consumer confidence slipped in March. However, strong job growth followed and there were few doubts that the economic recovery was on solid ground. After reports that
1.2 million new jobs were added between March and June, it was clear that the days of record-low short-term interest rates were nearly over. On the last day of the reporting period, the Federal Reserve Board raised a key short-term interest rate-- the federal funds rate--from 1.0% to 1.25%.

Stock Markets Move Higher, Bonds Stumble

The stock market moved sharply higher through early February 2004 as economic growth firmed up and corporate profits rose 20% or more for the reporting period (as reported by Thomson First Call). However, a host of worries stopped the major indexes in their tracks in the final four months of the period. Investors grew more cautious about interest rates, the threat of terrorist attacks and corporate profit comparisons going forward.

High-yield bonds continued to rally. However, they stalled along with the stock market late in the period. As the economy strengthened and a rate hike appeared to be inevitable, most other segments of the bond market reported negative returns. Mortgage bonds eked out a small gain as prepayment activity slowed. Government bonds were the period's weakest performers.

Looking Ahead

Volatile markets present a challenge for investors. It's tempting to look for a safe harbor when funds are losing ground--and to jump aboard when returns are soaring. And sometimes it's even easier to do nothing at all. Before you shift courses, talk to your investment professional. He or she can help you keep an emotional distance from day-to-day volatility--and help you stay with your long-term plan.

As always, we thank you for investing with State Street Research funds. We look forward to helping you achieve your long-term financial goals.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

June 30, 2004

--------------------
PERFORMANCE
--------------------

        Discussion as of June 30, 2004

How State Street Research Large-Cap Value Fund Performed

State Street Research Large-Cap Value Fund (Class A shares, without sales charge) returned 23.93% for the 12-month period ended June 30, 2004. That was better than the performance of the Russell 1000(R) Value Index, which returned 21.13% over the same period. The fund also outperformed the Lipper Large-Cap Value Funds Average, which was 19.19% for the period.

================================================================================
Performance: Class A
--------------------------------------------------------------------------------
Fund average annual total return as of 6/30/04
(does not reflect sales charge)

          1 Year          5 Years         10 Years
           23.93%          1.84%           11.52%

--------------------------------------------------------------------------------
Russell 1000 Value Index as of 6/30/04

          1 Year          5 Years         10 Years
           21.13%          1.87%           12.64%
--------------------------------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Return without sales charge does not reflect the maximum sales charge applicable to Class A shares. If the applicable sales charges were deducted, performance results would be lower.

Performance results for the fund are increased by voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

The Russell 1000 Value Index contains those stocks in the Russell 1000(R) Index (a large-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper Large-Cap Value Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.
================================================================================

Reasons for the Fund's Performance

Strong economic growth spurred broad-based gains in U.S. equity markets during the 12-month period. Throughout the year, good stock selection across a number of sectors, especially consumer discretionary and health care, contributed to attractive absolute and relative returns. Our investments in consumer-oriented stocks, such as Federated Department Stores and DirecTV, helped performance. Federated, which operates several department store chains, including Bloomingdale's, Goldsmiths, Lazarus and Macy's, posted solid earnings and sales growth as consumer spending remained strong. DirecTV's gains resulted from stronger-than-expected earnings growth in the first quarter of 2004 and strong subscriber growth in its U.S. satellite television operations.

In health care, our returns were particularly satisfying because the sector was one of the weakest performers. Yet our investments in Baxter International and HCA Inc. helped boost the fund's returns. Baxter gained as a result of investor expectations that the biotechnology research and production company's ongoing restructuring efforts will continue to improve earnings quality and growth.

Our investments in the financial services and utilities sectors offset some of these gains. Rising interest rates in the second quarter of 2004 drove down the share prices of XL Capital, National City and Bank of New York. In the utilities sector, where the fund had only minimal exposure, PPL Corporation's performance also detracted from returns. However, we added to our position because we believe business prospects for the company remain compelling.

Looking Ahead

Going forward, we believe the fund has the potential to benefit from continued economic improvement and strong earnings growth among companies held in the portfolio. We will continue to target attractively priced companies with strong business prospects. The portfolio's relative positioning is driven by our bottom-up approach to stock selection.

A Word about Risk

The major risks of stock investing include sudden and unpredictable drops in value and period of lackluster performance. Large-cap companies are generally unable to respond quickly to competitive challenges, such as changes in technology and consumer taste. Many larger companies compete in mature product markets and cannot sustain the higher growth rates of successful smaller companies during periods of extended economic expansion. The "value" style of investing requires the portfolio manager to identify companies that are experiencing market or financial weakness, but are expected to achieve aggressive goals. If these companies do not achieve these goals, the fund may lose money.

================================================================================
Top 10 Holdings
-------------------------------------------------------------------------------

Issuer/Security                           % of Fund Net Assets
      1         Bank of America                    4.0%
                ---------------------------------------------------------------
      2         Citigroup                          3.3%
                ---------------------------------------------------------------
      3         Exxon Mobil                        2.5%
                ---------------------------------------------------------------
      4         Tyco International                 2.1%
                ---------------------------------------------------------------
      5         SBC Communications                 1.9%
                ---------------------------------------------------------------
      6         Walt Disney                        1.9%
                ---------------------------------------------------------------
      7         Honeywell International            1.8%
                ---------------------------------------------------------------
      8         Verizon Communications             1.8%
                ---------------------------------------------------------------
      9         PPL                                1.8%
                ---------------------------------------------------------------
     10         American International Group       1.8%
                ---------------------------------------------------------------
                Total                             22.9%

================================================================================

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


                                   State Street Research Large-Cap Value Fund  3

-----------
PERFORMANCE
-----------
   Discussion as of June 30, 2004

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return
Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years
Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                             1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              23.93%       9.56%       197.56%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)         16.80%       3.26%       180.45%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)         16.80%       0.64%        10.86%
--------------------------------------------------------------------------------

   [The following table was depicted as a line chart in the printed material.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                                         Russell 1000
                           Class A        Value Index
                             9,425           10,000
'95                         11,153           12,043
'96                         13,979           15,011
'97                         18,300           19,994
'98                         23,354           25,760
'99                         25,598           29,980
'00                         22,095           27,307
'01                         26,405           30,130
'02                         22,784           27,432
'03                         22,630           27,151
'04                         28,045           32,888

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)

                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                23.02%       5.63%       176.92%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)           18.02%       4.14%       176.92%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)           18.02%       0.81%        10.72%
--------------------------------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                                         Russell 1000
                           Class B(1)     Value Index
                            10,000           10,000
'95                         11,770           12,043
'96                         14,641           15,011
'97                         19,021           19,994
'98                         24,093           25,760
'99                         26,215           29,980
'00                         22,457           27,307
'01                         26,647           30,130
'02                         22,828           27,432
'03                         22,509           27,151
'04                         27,692           32,888

--------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares.

Cumulative Total Return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                23.50%       6.12%       178.23%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)           18.50%       4.62%       178.23%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)           18.50%       0.91%        10.77%
--------------------------------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                                         Russell 1000
                           Class B        Value Index
                            10,000           10,000
'95                         11,770           12,043
'96                         14,641           15,011
'97                         19,021           19,994
'98                         24,093           25,760
'99                         26,217           29,980
'00                         22,465           27,307
'01                         26,657           30,130
'02                         22,829           27,432
'03                         22,528           27,151
'04                         27,823           32,888

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                23.05%       5.63%      176.86%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)           22.05%       5.63%      176.86%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)           22.05%       1.10%       10.72%
--------------------------------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                                         Russell 1000
                           Class C        Value Index
                            10,000           10,000
'95                         11,753           12,043
'96                         14,621           15,011
'97                         18,996           19,994
'98                         24,088           25,760
'99                         26,211           29,980
'00                         22,463           27,307
'01                         26,662           30,130
'02                         22,801           27,432
'03                         22,501           27,151
'04                         27,686           32,888

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S

                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                24.26%       11.26%     206.19%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)           24.26%       11.26%     206.19%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)           24.26%        2.16%      11.84%
--------------------------------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

                                         Russell 1000
                           Class S        Value Index
                            10,000           10,000
'95                         11,883           12,043
'96                         14,932           15,011
'97                         19,590           19,994
'98                         25,055           25,760
'99                         27,521           29,980
'00                         23,826           27,307
'01                         28,565           30,130
'02                         24,733           27,432
'03                         24,642           27,151
'04                         30,619           32,888

--------------------------------------------------------------------------------

Cumulative and Average Annual Total Return at maximum applicable sales charge reflect a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Class S shares, offered without sales charge, are available through certain retirement plans and special programs.

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. The Russell 1000 Value Index contains those stocks in the Russell 1000 Index (a large-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.


                                   State Street Research Large-Cap Value Fund  5

---------
PORTFOLIO
---------

        Holdings

June 30, 2004

Issuer                                                       Shares       Value
--------------------------------------------------------------------------------
Common Stocks 98.2%

Automobiles & Transportation 2.0%
Automobiles 1.0%
General Motors Corp. .................................       31,800  $ 1,481,562
                                                                     -----------
Railroads 1.0%
Union Pacific Corp. ..................................       26,300    1,563,535
                                                                     -----------
Total Automobiles & Transportation ................................    3,045,097
                                                                     -----------

Consumer Discretionary 18.6%
Advertising Agencies 0.7%
Interpublic Group of Companies, Inc.* ................       80,300    1,102,519
                                                                     -----------
Commercial Services 2.1%
Cendant Corp. ........................................       58,500    1,432,080
Waste Management Inc. ................................       59,000    1,808,350
                                                                     -----------
                                                                       3,240,430
                                                                     -----------
Communications, Media & Entertainment 6.0%
DirecTV Group Inc.* ..................................      114,837    1,963,713
Liberty Media Corp.* .................................      204,300    1,836,657
Liberty Media International Inc.* ....................       10,240      379,904
Time Warner Inc.* ....................................       63,300    1,112,814
Viacom Inc. Cl. B ....................................       32,500    1,160,900
Walt Disney Co. ......................................      113,300    2,888,017
                                                                     -----------
                                                                       9,342,005
                                                                     -----------
Consumer Products 1.3%
Kimberly-Clark Corp. .................................       31,400    2,068,632
                                                                     -----------
Household Furnishings 0.9%
Newell Rubbermaid Inc. ...............................       59,900    1,407,650
                                                                     -----------
Restaurants 1.7%
McDonald's Corp. .....................................       99,900    2,597,400
                                                                     -----------
Retail 4.1%
Autozone Inc.* .......................................       19,100    1,529,910
Federated Department Stores Inc. .....................       21,300    1,045,830
Gap Inc. .............................................       69,800    1,692,650
Home Depot Inc. ......................................       57,400    2,020,480
                                                                     -----------
                                                                       6,288,870
                                                                     -----------
Toys 1.8%
Mattel Inc. ..........................................       82,500    1,505,625
Toys "R" Us Inc.* ....................................       79,000    1,258,470
                                                                     -----------
                                                                       2,764,095
                                                                     -----------
Total Consumer Discretionary ......................................   28,811,601
                                                                     -----------

Consumer Staples 6.2%
Drug & Grocery Store Chains 3.2%
CVS Corp. ............................................       58,200    2,445,564
Kroger Co.* ..........................................      134,600    2,449,720
                                                                     -----------
                                                                       4,895,284

Issuer                                                       Shares       Value
--------------------------------------------------------------------------------
Foods 1.9%
General Mills Inc. ...................................       24,700  $ 1,173,991
Sara Lee Corp. .......................................       77,700    1,786,323
                                                                     -----------
                                                                       2,960,314
                                                                     -----------
Tobacco 1.1%
Altria Group Inc. ....................................       32,900    1,646,645
                                                                     -----------
Total Consumer Staples ............................................    9,502,243
                                                                     -----------

Financial Services 26.3%
Banks & Savings & Loan 10.6%
Bank of America Corp. ................................       72,595    6,142,989
Bank of New York Co., Inc. ...........................       80,900    2,384,932
J.P. Morgan Chase & Co. ..............................       52,600    2,039,302
National City Corp. ..................................       15,500      542,655
PNC Financial Corp. ..................................       30,700    1,629,556
US Bancorp. ..........................................      100,900    2,780,804
Washington Mutual Inc. ..............................        22,700      877,128
                                                                     -----------
                                                                      16,397,366
                                                                     -----------
Insurance 7.6%
American International Group Inc. ....................       39,100    2,787,048
Aon Corp. ............................................       78,900    2,246,283
Genworth Financial Inc.* .............................       37,600      862,920
Hartford Financial Services Group Inc. ...............       34,800    2,392,152
UnumProvident Corp. ..................................       56,000      890,400
XL Capital Ltd. ......................................       34,900    2,633,554
                                                                     -----------
                                                                      11,812,357
                                                                     -----------
Miscellaneous Financial 8.1%
Citigroup Inc. .......................................      110,500    5,138,250
Federal National Mortgage Association ................       21,900    1,562,784
MBNA Corp. ...........................................       79,700    2,055,463
Morgan Stanley Dean Witter Inc. ......................       51,300    2,707,101
Radian Group Inc. ....................................       21,400    1,025,060
                                                                     -----------
                                                                      12,488,658
                                                                     -----------
Total Financial Services .............................                40,698,381
                                                                     -----------

Health Care 7.9%
Drugs & Biotechnology 6.5%
Baxter International Inc. ............................       73,500    2,536,485
Bristol-Myers Squibb Co. .............................       58,400    1,430,800
MedImmune Inc.* ......................................       50,000    1,170,000
Pfizer Inc. ..........................................       60,900    2,087,652
Schering-Plough Inc. .................................       81,200    1,500,576
Wyeth Inc. ...........................................       34,900    1,261,984
                                                                     -----------
                                                                       9,987,497
                                                                     -----------
Health Care Facilities 1.4%
HCA Inc. .............................................       51,900    2,158,521
                                                                     -----------
Total Health Care .................................................   12,146,018
                                                                     -----------

Integrated Oils 7.4%
Integrated Domestic 1.3%
Amerada Hess Corp. ...................................       25,000    1,979,750
                                                                     -----------
Integrated International 6.1%
BP plc ADR ...........................................       31,064    1,664,098
ChevronTexaco Corp. ..................................       27,051    2,545,770
Exxon Mobil Corp. ....................................       88,200    3,916,962
Unocal Corp. .........................................       33,300    1,265,400
                                                                     -----------
                                                                       9,392,230
                                                                     -----------
Total Integrated Oils .............................................   11,371,980
                                                                     -----------


6  The notes are an integral part of the financial statements.

Issuer                                                       Shares        Value
---------------------------------------------------------------------------------
Materials & Processing 5.4%
Chemicals 3.2%
Air Products & Chemicals Inc. ........................       42,200  $  2,213,390
E.I. du Pont de Nemours & Co. ........................       60,500     2,687,410
                                                                     ------------
                                                                        4,900,800
                                                                     ------------
Non-Ferrous Metals 0.5%
Alcoa Inc.                                                   24,600       812,538
                                                                     ------------
Paper & Forest Products 1.7%
International Paper Co. ..............................       59,000     2,637,300
                                                                     ------------
Total Materials & Processing ......................................     8,350,638
                                                                     ------------

Other 4.4%
Multi-Sector 4.4%
General Electric Co. .................................       21,200       686,880
Honeywell International Inc. .........................       78,000     2,857,140
Tyco International Ltd. ..............................       97,500     3,231,150
                                                                     ------------
Total Other .......................................................     6,775,170
                                                                     ------------

Other Energy 5.9%
Gas Pipelines 1.5%
EOG Resources Inc. ...................................       38,600     2,304,806
                                                                     ------------
Miscellaneous Energy 0.9%
Consol Energy Inc. ...................................       38,000     1,368,000
                                                                     ------------
Offshore Drilling 1.0%
Transocean Inc. ......................................       55,900     1,617,746
                                                                     ------------
Oil & Gas Producers 1.4%
Anadarko Petroleum Corp. .............................       37,300     2,185,780
                                                                     ------------
Oil Well Equipment & Services 1.1%
Halliburton Co. ......................................       54,400     1,646,144
                                                                     ------------
Total Other Energy ................................................     9,122,476
                                                                     ------------

Producer Durables 2.4%
Aerospace 2.4%
Boeing Co. ...........................................       47,900     2,447,211
Lockheed Martin Corp. ................................       24,400     1,270,752
                                                                     ------------
Total Producer Durables ...........................................     3,717,963
                                                                     ------------

Technology 6.2%
Communications Technology 0.9%
Motorola Inc. ........................................       78,200     1,427,150
                                                                     ------------
Computer Software 1.0%
Microsoft Corp. ......................................       56,400     1,610,784
                                                                     ------------
Computer Technology 2.6%
Electronic Data Systems Corp. ........................       38,400       735,360
Hewlett-Packard Co. ..................................       72,500     1,529,750
Sun Microsystems Inc.* ...............................      389,300     1,689,562
                                                                     ------------
                                                                        3,954,672
                                                                     ------------
Electronics 1.7%
Raytheon Co. .........................................       73,500     2,629,095
                                                                     ------------
Total Technology ..................................................     9,621,701
                                                                     ------------

Utilities 5.5%
Electrical 1.8%
PPL Corp. ............................................       61,600     2,827,440
                                                                     ------------
Telecommunications 3.7%
SBC Communications Inc. ..............................      119,300     2,893,025
Verizon Communications Inc. ..........................       78,500     2,840,915
                                                                     ------------
                                                                        5,733,940
                                                                     ------------
Total Utilities                                                         8,561,380
                                                                     ------------
Total Common Stocks (Cost $128,650,664) ...........................   151,724,648
                                                                     ------------

Issuer                                                       Shares        Value
---------------------------------------------------------------------------------
Short-Term Investments 3.3%
State Street Navigator Securities
  Lending Prime Portfolio ............................    5,110,250  $  5,110,250
                                                                     ------------
Total Short-Term Investments (cost $5,110,250) ....................     5,110,250
                                                                     ------------

                       Maturity                         Principal
                         Date                            Amount
---------------------------------------------------------------------------------
Commercial Paper 2.3%
UBS Finance Inc.,
  1.42% .......        7/01/2004                         $3,524,000     3,524,000
                                                                     ------------
Total Commercial Paper (Cost $3,524,000) ..........................     3,524,000
                                                                     ------------

                                                      % of
                                                      Net
                                                     Assets
----------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $137,284,914) ...................   103.8%         $160,358,898
Cash and Other Assets, Less Liabilities ...........    (3.8%)          (5,852,139)
                                                      ------         ------------
Net Assets ........................................   100.0%         $154,506,759
                                                      ======         ============

KEY TO SYMBOLS

*   Denotes a security which has not paid a dividend during the last year.

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.

Federal Income Tax Information

At June 30, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $138,331,974 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                              $25,235,780

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                             (3,208,856)
                                                                     ------------
                                                                      $22,026,924
                                                                     ============


The notes are an integral part of the financial statements.
                                   State Street Research Large-Cap Value Fund  7

---------
FINANCIAL
---------
      Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
June 30, 2004
Assets

Investments, at value (Cost $137,284,914) (Note 1) ..........     $160,358,898
Cash ........................................................           67,226
Receivable for fund shares sold .............................          359,188
Dividends receivable ........................................          170,127
Receivable for distributor ..................................           29,418
Other assets ................................................           42,969
                                                                  ------------
                                                                   161,027,826
                                                                  ------------
Liabilities
Payable for collateral received on securities loaned ........        5,110,250
Payable for securities purchased ............................          825,379
Payable for fund shares redeemed ............................          162,094
Accrued transfer agent and shareholder services .............          157,942
Accrued management fee ......................................           84,596
Accrued distribution and service fees .......................           53,226
Accrued administration fee ..................................           10,666
Accrued trustees' fees ......................................            8,432
Other accrued expenses ......................................          108,482
                                                                  ------------
                                                                     6,521,067
                                                                  ------------
Net Assets ..................................................     $154,506,759
                                                                  ============
Net
Assets consist of:
Undistributed net investment income .........................     $    917,460
Unrealized appreciation of investments ......................       23,073,984
Accumulated net realized loss ...............................      (14,901,594)
Paid in capital .............................................      145,416,909
                                                                  ------------
                                                                  $154,506,759
                                                                  ============

                    Net Asset Value (NAV) of Each Share Class
Except where noted, the NAV is the offering and the redemption price for each class.

Class           Net Assets   [divided by]    Number of Shares     =     NAV
A               $89,505,904                     5,461,417             $16.39*
B(1)            $29,062,098                     1,868,996             $15.55**
B               $16,004,870                     1,018,714             $15.71**
C                $6,108,691                       391,830             $15.59**
S               $13,825,196                       841,757             $16.42

*   Maximum offering price per share = $17.39 ($16.39 [divided by] .9425)
** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
-------------------------------------------------------------------------------
For the year ended June 30, 2004

Investment Income
Interest (Note 1) ............................................     $    38,147
Dividends, net of foreign taxes $6,564 (Note 1) ..............       2,771,784
                                                                   -----------
                                                                     2,809,931
                                                                   -----------
Expenses
Management fee (Note 2) ......................................         851,041
Transfer agent and shareholder services (Note 2) .............         482,127
Distribution and service fees Class A (Note 5) ...............         211,091
Distribution and service fees Class B(1) (Note 5) ............         247,716
Distribution and service fees Class B (Note 5) ...............          58,624
Distribution and service fees Class C (Note 5) ...............          50,889
Administration fee (Note 2) ..................................         114,108
Custodian fee ................................................         111,733
Registration fees ............................................          55,431
Reports to shareholders ......................................          54,494
Audit fee ....................................................          38,492
Trustees' fees (Note 2) ......................................          18,598
Legal fees ...................................................           4,536
Miscellaneous ................................................          20,550
                                                                   -----------
                                                                     2,319,430
Expenses borne by the distributor (Note 3) ...................        (443,742)
Fees paid indirectly (Note 2) ................................          (5,372)
                                                                   -----------
                                                                     1,870,316
                                                                   -----------
Net investment income ........................................         939,615
                                                                   -----------

Realized and Unrealized Gain on
Investments

Net realized gain on investments (Notes 1 and 4) .............       8,163,437
Change in unrealized appreciation of investments .............      17,880,712
                                                                   -----------
Net gain on investments ......................................      26,044,149
                                                                   -----------
Net increase in net assets resulting from operations .........     $26,983,764
                                                                   ===========


8 The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        Years ended June 30
                                                  ----------------------------
                                                       2004            2003
                                                  ----------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment income .........................   $    939,615    $    674,385
Net realized gain (loss) on
  investments .................................      8,163,437     (21,570,942)
Change in unrealized appreciation
  of investments ..............................     17,880,712      15,523,789
                                                  ----------------------------
Net increase (decrease) resulting
  from operations .............................     26,983,764      (5,372,768)
                                                  ----------------------------
Dividends from net investment
  income:
  Class A .....................................       (534,117)        (77,647)
  Class S .....................................       (140,246)        (41,064)
                                                  ----------------------------
                                                      (674,363)       (118,711)
                                                  ----------------------------
Distribution from capital gains:
  Class A .....................................             --        (280,040)
  Class B(1) ..................................             --        (110,039)
  Class B .....................................             --        (106,747)
  Class C .....................................             --         (23,227)
  Class S .....................................             --         (48,447)
                                                  ----------------------------
                                                            --        (568,500)
                                                  ----------------------------
Net increase (decrease) from fund
  share transactions (Note 6) .................     19,563,119     (21,793,210)
                                                  ----------------------------
Total increase (decrease) in net assets .......     45,872,520     (27,853,189)
Net Assets
Beginning of year .............................    108,634,239     136,487,428
                                                  ----------------------------
End of year (including undistributed
  net investment income of $917,460
  and $652,208, respectively) .................   $154,506,759    $108,634,239
                                                  ============================

Notes to Financial Statements
--------------------------------------------------------------------------------
June 30, 2004

Note 1

State Street Research Large-Cap Value Fund is a series of State Street Research Equity Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide long-term growth of capital and, secondarily, income. Under normal market conditions, the fund invests at least 80% of its net assets in large-cap stocks and convertible securities. In keeping with its secondary goal the fund also considers a company's potential for paying dividends. The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. From July 1, 2003, to March 18, 2004, Class B shares paid annual service and distribution fees of 1.00%. Effective March 19, 2004, the annual service and distribution fees paid by Class B shares were voluntarily reduced to 0.00%. Class B shares automatically convert into Class A shares at the end of eight years. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


                                   State Street Research Large-Cap Value Fund  9

--------------------------------------------------------------------------------
C. Net Investment Income
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated to the funds in the Trust.

D. Dividends
Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $674,363 as ordinary income dividends.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount has been reflected on Form 1099 for the calendar year 2003.

E. Federal Income Taxes
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At June 30, 2004, the fund had a capital loss carryforward of $13,854,536 available, to the extent provided in regulations, to offset future capital gains, if any, of which $10,062,277 and $3,792,259 expire on June 30, 2011 and 2012, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending Octo-ber 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2002, through June 30, 2003, the fund incurred net capital losses of $11,130,793 and has deferred and treated such losses as arising in the fiscal year ended June 30, 2004.

At June 30, 2004, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/ tax differences largely arising from wash sales and capital loss carryforwards. At June 30, 2004, the tax basis distributable earnings were $917,460 in undistributed ordinary income, and $0 in undistributed long-term gains.

F. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At June 30, 2004, the value of the securities loaned and the value of collateral were $5,056,281 and $5,110,250 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended June 30, 2004, income from securities lending amounted to $10,346 and is included in interest income.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the fund's net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2004, the fees pursuant to such agreement amounted to $851,041.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended June 30, 2004, the amount of such expenses allocated to the fund was $189,779.

The fund has entered into an arrangement with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances and directed brokerage commissions respectively, were used to reduce a portion of the fund's expense. During the year ended June 30, 2004, the fund's transfer agent and custodian fees were reduced by $5,372 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,598 during the year ended June 30, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended June 30, 2004, the amount of such expenses was $114,108.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended June 30, 2004, the amount of such expenses assumed by the Distributor and its affiliates was $443,742.

Note 4
For the year ended June 30, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $67,524,277, and $48,326,204, respectively.

Note 5
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1) and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares. From July 1, 2003 to March 18, 2004, the fund paid annual service and distribution fees of 1.00% of average daily net assets for Class B shares. Effective March 19, 2004, the annual service and distribution fees paid by Class B shares were voluntarily reduced to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2004, fees pursuant to such plans amounted to $211,091, $247,716, $129,895 and $50,889 for Class A, Class B(1), Class B and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund. As of June 30, 2004, there were $1,078,602 and $1,187,336 for Class A and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating

10 $132,373 and $579,713, respectively, on sales of Class A shares of the fund during the year ended June 30, 2004, and that MetLife Securities, Inc. earned commissions aggregating $479,157 and $9,229 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $45,421, $497 and $437 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                                                     Years ended June 30
                                                             ----------------------------------------------------------------------
                                                                               2004                  2003
                                                             ----------------------------------------------------------------------
Class A                                                        Shares            Amount            Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  2,351,342         $35,869,542        1,338,466       $ 16,244,850
Issued upon reinvestment of:
  Dividends from net investment income                          33,024             505,932            5,706             67,840
  Distribution from capital gains                                   --                  --           21,268            252,877
Shares redeemed                                             (1,050,137)        (15,680,622)      (2,274,592)       (26,921,235)
                                                            ----------         -----------       ----------       ------------
Net increase (decrease)                                      1,334,229         $20,694,852         (909,152)      $(10,355,668)
                                                            ==========         ===========       ==========       ============

Class B(1)                                                     Shares            Amount            Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    488,658         $ 7,034,290          462,820       $  5,269,090
Issued upon reinvestment of distribution from capital gains         --                  --            8,970            101,452
Shares redeemed                                               (246,941)         (3,543,061)        (610,993)        (6,800,769)
                                                            ----------         -----------       ----------       ------------
Net increase (decrease)                                        241,717         $ 3,491,229         (139,203)      $ (1,430,227)
                                                            ==========         ===========       ==========       ============

Class B                                                        Shares            Amount            Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                     60,253         $   875,109           91,696       $  1,061,499
Issued upon reinvestment of distribution from capital gains         --                  --            8,906            100,989
Shares redeemed                                               (449,158)         (6,564,274)        (682,146)        (7,628,499)
                                                            ----------         -----------       ----------       ------------
Net decrease                                                  (388,905)        $(5,689,165)        (581,544)      $ (6,466,011)
                                                            ==========         ===========       ==========       ============

Class C                                                        Shares            Amount            Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    148,291         $ 2,164,770          106,688       $  1,208,529
Issued upon reinvestment of distribution from capital gains         --                  --            1,081             12,262
Shares redeemed                                                (76,232)         (1,093,701)        (170,793)        (1,909,549)
                                                            ----------         -----------       ----------       ------------
Net increase (decrease)                                         72,059         $ 1,071,069          (63,024)      $   (688,758)
                                                            ==========         ===========       ==========       ============

Class S                                                        Shares            Amount            Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    216,775         $ 3,265,005          282,020       $  3,384,993
Issued upon reinvestment of:
  Dividends from net investment income                           9,109             139,645            3,432             40,811
  Distribution from capital gains                                   --                  --            4,050             48,150
Shares redeemed                                               (219,375)         (3,409,516)        (565,941)        (6,326,500)
                                                            ----------         -----------       ----------       ------------
Net increase (decrease)                                          6,509         $    (4,866)        (276,439)      $ (2,852,546)
                                                            ==========         ===========       ==========       ============



                                   State Street Research Large-Cap Value Fund 11

---------
FINANCIAL
---------
     Highlights

For a share outstanding throughout each year:

                                                                                                      Class A
                                                                         -----------------------------------------------------------
                                                                                               Years ended June 30
                                                                         -----------------------------------------------------------
                                                                         2004(a)      2003(a)    2002(a)(c)   2001(a)(c)  2000(a)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                    13.33        13.51        16.84        14.57        21.30
                                                                         ------       ------       ------       ------       ------
  Net investment income ($)*                                               0.13         0.11         0.05         0.10         0.18
  Net realized and unrealized gain (loss) on investments ($)               3.05        (0.21)       (2.23)        2.71        (2.75)
                                                                         ------       ------       ------       ------       ------
Total from investment operations ($)                                       3.18        (0.10)       (2.18)        2.81        (2.57)
                                                                         ------       ------       ------       ------       ------
  Dividends from net investment income ($)                                (0.12)       (0.02)       (0.01)       (0.08)       (0.20)
  Distributions from capital gains ($)                                       --        (0.06)       (1.14)       (0.46)       (3.96)
                                                                         ------       ------       ------       ------       ------
Total distributions ($)                                                   (0.12)       (0.08)       (1.15)       (0.54)       (4.16)
                                                                         ------       ------       ------       ------       ------
Net asset value, end of year ($)                                          16.39        13.33        13.51        16.84        14.57
                                                                         ======       ======       ======       ======       ======
Total return (%)(b)                                                       23.93        (0.67)      (13.71)       19.50       (13.68)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                  89,506       55,022       68,034       63,751       52,086
Expense ratio (%)*                                                         1.30         1.31         1.31         1.31         1.27
Expense ratio after expense reductions (%)*                                1.29         1.30         1.30         1.29         1.26
Ratio of net investment income to average net assets (%)*                  0.84         0.88         0.33         0.62         1.11
Portfolio turnover rate (%)                                               37.41        45.22        52.21        82.10        80.37
*Reflects voluntary reduction of expenses of these amounts (%)             0.34         0.38         0.39         0.32         0.24

                                                                                                    Class B(1)
                                                                         -----------------------------------------------------------
                                                                                               Years ended June 30
                                                                         -----------------------------------------------------------
                                                                         2004(a)      2003(a)    2002(a)(c)   2001(a)(c)  2000(a)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                    12.64        12.89        16.21        14.09        20.76
                                                                         ------       ------       ------       ------       ------
  Net investment income (loss) ($)*                                        0.02         0.02        (0.05)       (0.02)        0.06
  Net realized and unrealized gain (loss) on investments ($)               2.89        (0.21)       (2.13)        2.61        (2.67)
                                                                         ------       ------       ------       ------       ------
Total from investment operations ($)                                       2.91        (0.19)       (2.18)        2.59        (2.61)
                                                                         ------       ------       ------       ------       ------
  Dividends from net investment income ($)                                   --           --           --        (0.01)       (0.10)
  Distributions from capital gains ($)                                       --        (0.06)       (1.14)       (0.46)       (3.96)
                                                                         ------       ------       ------       ------       ------
Total distributions ($)                                                      --        (0.06)       (1.14)       (0.47)       (4.06)
                                                                         ------       ------       ------       ------       ------
Net asset value, end of year ($)                                          15.55        12.64        12.89        16.21        14.09
                                                                         ======       ======       ======       ======       ======
Total return (%)(b)                                                       23.02        (1.40)      (14.33)       18.66       (14.33)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                  29,062       20,565       22,769       15,995        7,504
Expense ratio (%)*                                                         2.00         2.01         2.01         2.01         2.01
Expense ratio after expense reductions (%)*                                1.99         2.00         2.00         1.99         2.00
Ratio of net investment income (loss) to average net assets (%)*           0.15         0.19        (0.38)       (0.12)        0.39
Portfolio turnover rate (%)                                               37.41        45.22        52.21        82.10        80.37
*Reflects voluntary reduction of expenses of these amounts (%)             0.34         0.38         0.38         0.29         0.24

                                                                                                      Class B
                                                                         -----------------------------------------------------------
                                                                                               Years ended June 30
                                                                         -----------------------------------------------------------
                                                                         2004(a)      2003(a)    2002(a)(c)   2001(a)(c)  2000(a)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                    12.68        12.92        16.26        14.12        20.77
                                                                         ------       ------       ------       ------       ------
  Net investment income (loss) ($)*                                        0.12         0.02        (0.05)       (0.01)        0.06
  Net realized and unrealized gain (loss) on investments ($)               2.91        (0.20)       (2.15)        2.62        (2.67)
                                                                         ------       ------       ------       ------       ------
Total from investment operations ($)                                       3.03        (0.18)       (2.20)        2.61        (2.61)
                                                                         ------       ------       ------       ------       ------
  Dividends from net investment income ($)                                   --           --           --        (0.01)       (0.08)
  Distributions from capital gains ($)                                       --        (0.06)       (1.14)       (0.46)       (3.96)
                                                                         ------       ------       ------       ------       ------
Total distributions ($)                                                      --        (0.06)       (1.14)       (0.47)       (4.04)
                                                                         ------       ------       ------       ------       ------
Net asset value, end of year ($)                                          15.71        12.68        12.92        16.26        14.12
                                                                         ======       ======       ======       ======       ======
Total return (%)(b)                                                       23.50        (1.32)      (14.36)       18.66       (14.33)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                  16,005       17,844       25,703       34,880       33,392
Expense ratio (%)*                                                         1.34         2.01         2.01         2.01         2.01
Expense ratio after expense reductions (%)*                                1.33         2.00         2.00         1.99         2.00
Ratio of net investment income (loss) to average net assets (%)*           0.84         0.20        (0.36)       (0.07)        0.37
Portfolio turnover rate (%)                                               37.41        45.22        52.21        82.10        80.37
*Reflects voluntary reduction of expenses of these amounts (%)             0.35         0.38         0.40         0.33         0.24

                                                                                                      Class C
                                                                         -----------------------------------------------------------
                                                                                               Years ended June 30
                                                                         -----------------------------------------------------------
                                                                         2004(a)      2003(a)    2002(a)(c)   2001(a)(c)  2000(a)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                    12.67        12.91        16.26        14.13        20.78
                                                                         ------       ------       ------       ------       ------
  Net investment income (loss) ($)*                                        0.02         0.02        (0.05)       (0.02)        0.06
  Net realized and unrealized gain (loss) on investments ($)               2.90        (0.20)       (2.16)        2.62        (2.66)
                                                                         ------       ------       ------       ------       ------
Total from investment operations ($)                                       2.92        (0.18)       (2.21)        2.60        (2.60)
                                                                         ------       ------       ------       ------       ------
  Dividends from net investment income ($)                                   --           --           --        (0.01)       (0.09)
  Distributions from capital gains ($)                                       --        (0.06)       (1.14)       (0.46)       (3.96)
                                                                         ------       ------       ------       ------       ------
Total distributions ($)                                                      --        (0.06)       (1.14)       (0.47)       (4.05)
                                                                         ------       ------       ------       ------       ------
Net asset value, end of year ($)                                          15.59        12.67        12.91        16.26        14.13
                                                                         ======       ======       ======       ======       ======
Total return (%)(b)                                                       23.05        (1.32)      (14.48)       18.69       (14.30)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                   6,109        4,052        4,944        3,074        1,189
Expense ratio (%)*                                                         2.00         2.01         2.01         2.01         2.01
Expense ratio after expense reductions (%)*                                1.99         2.00         2.00         1.99         2.00
Ratio of net investment income (loss) to average net assets (%)*           0.14         0.20        (0.38)       (0.14)        0.36
Portfolio turnover rate (%)                                               37.41        45.22        52.21        82.10        80.37
*Reflects voluntary reduction of expenses of these amounts (%)             0.34         0.38         0.37         0.28         0.24

                                                                                                      Class S
                                                                         -----------------------------------------------------------
                                                                                               Years ended June 30
                                                                         -----------------------------------------------------------
                                                                         2004(a)      2003(a)    2002(a)(c)   2001(a)(c)  2000(a)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                    13.35        13.53        16.81        14.54        21.26
                                                                         ------       ------       ------       ------       ------
  Net investment income ($)*                                               0.18         0.13         0.10         0.15         0.22
  Net realized and unrealized gain (loss) on investments ($)               3.05        (0.20)       (2.22)        2.69        (2.74)
                                                                         ------       ------       ------       ------       ------
Total from investment operations ($)                                       3.23        (0.07)       (2.12)        2.84        (2.52)
                                                                         ------       ------       ------       ------       ------
  Dividends from net investment income ($)                                (0.16)       (0.05)       (0.02)       (0.11)       (0.24)
  Distributions from capital gains ($)                                       --        (0.06)       (1.14)       (0.46)       (3.96)
                                                                         ------       ------       ------       ------       ------
Total distributions ($)                                                   (0.16)       (0.11)       (1.16)       (0.57)       (4.20)
                                                                         ------       ------       ------       ------       ------
Net asset value, end of year ($)                                          16.42        13.35        13.53        16.81        14.54
                                                                         ======       ======       ======       ======       ======
Total return (%)(b)                                                       24.26        (0.37)      (13.41)       19.89       (13.42)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                  13,825       11,152       15,038       18,226       17,038
Expense ratio (%)*                                                         1.00         1.01         1.01         1.01         1.01
Expense ratio after expense reductions (%)*                                0.99         1.00         1.00         0.99         1.00
Ratio of net investment income to average net assets (%)*                  1.16         1.15         0.64         0.93         1.36
Portfolio turnover rate (%)                                               37.41        45.22        52.21        82.10        80.37
*Reflects voluntary reduction of expenses of these amounts (%)             0.34         0.37         0.40         0.33         0.24

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c) Audited by other auditors


                                  State Street Research Large-Cap Value Fund  13

---------
REPORT OF
---------
    Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Research Large-Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Large-Cap Value Fund (the "Fund"), a series of State Street Research Equity Trust, as of June 30, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended June 30, 2002, were audited by other auditors whose report dated August 9, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

August 9, 2004

---------------------
TRUSTEES AND OFFICERS
---------------------
                                              State Street Research Equity Trust

                                                                                                      Number
                                                                                                     of Funds
                                                                                                     in Fund
                                                                                                     Complex          Other
                                                                                                     Overseen     Directorships
Name,                     Position(s)      Term of Office                                               by           Held by
Address                    Held with       and Length of             Principal Occupations           Trustee/        Trustee/
and Age(a)                   Fund          Time Served(b)           During the Past 5 Years          Officer(c)       Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Bruce R. Bond               Trustee            Since         Retired; formerly Chairman of the Board,   19    Avaya Inc.
(58)                                           1999          Chief Executive Officer and President,
                                                             PictureTel Corporation (video
                                                             conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch             Trustee            Since         Retired, formerly Partner,                 19    First Marblehead Corp.
(62)                                           2004          PricewaterhouseCoopers LLP
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban             Trustee            Since         Retired; formerly Senior Vice President    53    Metropolitan Series
(66)                                           1997          for Finance and Operations and                   Fund, Inc.; and
                                                             Treasurer, The Pennsylvania State                Metropolitan Series
                                                             University                                       Fund II
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips           Trustee            Since         Dean, School of Business and Public        19    The Kroger Co.
(59)                                           1999          Management, George Washington
                                                             University; formerly a member of the
                                                             Board of Governors of the Federal
                                                             Reserve System; and Chairman and
                                                             Commissioner of the Commodity Futures
                                                             Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt             Trustee            Since         President, Founders Investments Ltd.       53    A.P. Pharma, Inc.;
(66)                                           1993          (investments); President, Pacific Four           Metropolitan Series
                                                             Investments (investments); formerly              Fund, Inc.; and
                                                             President, The Glen Ellen Company                Metropolitan Series
                                                             (private investment firm)                        Fund II
------------------------------------------------------------------------------------------------------------------------------------
Michael S.                  Trustee            Since         Jay W. Forrester Professor of              53    Metropolitan Series
Scott Morton (67)                              1987          Management, Sloan School of Management,          Fund, Inc.; and
                                                             Massachusetts Institute of Technology            Metropolitan Series
                                                                                                              Fund II
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
Richard S. Davis(+)         Trustee            Since         Chairman of the Board, President and       19    None
(58)                                           2000          Chief Executive Officer of State Street
                                                             Research & Management Company; formerly
                                                             Senior Vice President, Fixed Income
                                                             Investments, Metropolitan Life Insurance
                                                             Company
------------------------------------------------------------------------------------------------------------------------------------
Officers
Arthur J. Barry             Vice               Since         Senior Vice President of State Street      3     None
(37)                        President          2004          Research & Management Company; formerly
                                                             Vice President, State Street Research &
                                                             Management Company; and Senior Portfolio
                                                             Manager, Invesco Capital Management
------------------------------------------------------------------------------------------------------------------------------------
Anthony Forcione            Vice               Since         Vice President of State Street Research    3     None
(34)                        President          2003          & Management Company; formerly associate
                                                             portfolio manager and equity analyst,
                                                             State Street Research & Management
                                                             Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim Goodwin              Vice               Since         Managing Director and Chief Investment     18    None
(45)                        President          2002          Officer - Equities of State Street
                                                             Research & Management Company; formerly
                                                             Chief Investment Officer - U.S. Growth
                                                             Equities, American Century
------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo            Vice               Since         Managing Director, Chief Financial         19    None
(49)                        President          2001          Officer and Director of State Street
                                                             Research & Management Company; formerly
                                                             Executive Vice President, State Street
                                                             Research & Management Company; and
                                                             Senior Vice President, Product and
                                                             Financial Management, MetLife Auto &
                                                             Home
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Rice III          Vice               Since         Senior Vice President of State Street      3     None
(52)                        President          1990          Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Zuger              Vice               Since         Managing Director of State Street          3     None
(56)                        President          1998          Research & Management Company; formerly
                                                             Senior Vice President, State Street
                                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich           Treasurer          Since         Senior Vice President and Treasurer of     19    None
(47)                                           2001          State Street Research & Management
                                                             Company; formerly Vice President and
                                                             Assistant Treasurer, State Street
                                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment advisor and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary advisor to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-advisor to certain series of Metropolitan Series Fund, Inc.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.


                                   State Street Research Mid-Cap Value Fund   15

[Logo]                                                             ------------
STATE STREET RESEARCH                                               PRSRT STD
One Financial Center                                               U.S. POSTAGE
Boston, MA 02111-2690                                                  PAID
                                                                    PERMIT #6
                                                                    HUDSON, MA
                                                                   ------------

New accounts, mutual fund purchases,
exchanges and account information

Internet  www.ssrfunds.com

E-mail    info@ssrfunds.com

Phone     1-87-SSR-FUNDS (1-877-773-8637),
          toll-free, 7 days a week, 24 hours a day
          Hearing-impaired: 1-800-676-7876
          Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail      State Street Research Service Center
          P.O. Box 8408, Boston, MA 02266-8408
-------------------------------------------------------------------------------
Did You Know?
State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.
-------------------------------------------------------------------------------
Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView
For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts
For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing
For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

        [graphic]                                        [graphic]
    for Excellence in                            for Excellence in Service
Shareholder Communications

This report must be accompanied or preceded by a current prospectus. When used as sales material after September 30, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities--is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.





Member NASD, SIPC
(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp0805)SSR-LD                                     LCV-2186-0805

                                                    [LOGO] STATE STREET RESEARCH

[GRAPHIC]

Mid-Cap Value Fund
June 30, 2004

                                                   Annual Report to Shareholders

Table of Contents

  3     Performance Discussion

  6     Portfolio Holdings

  8     Financial Statements

 12     Financial Highlights

 14     Report of Independent
        Registered Public
        Accounting Firm

 15     Trustees and Officers

FROM THE CHAIRMAN
         State Street Research

The U.S. economy put on a spectacular show of strength then settled down to a slower, but nevertheless solid, pace of growth during the 12-month period from July 1, 2003, to June 30, 2004. Gross Domestic Product (GDP), a common measure of economic growth, averaged more than 4.5% during the period. Consumer confidence was generally strong as a combination of accelerated tax cuts and tax rebates fueled higher disposable income for most working Americans. The housing market set new highs, and consumer spending continued to rise. Better yet, business spending began to recover late in 2003, after a long period of stagnation. Corporate profits staged a solid rebound, making it easier for companies to increase outlays, especially on information technology, electronic equipment and, later in the period, on payrolls.

The economic news was slightly less upbeat as 2004 began. Durable goods orders declined and the number of new jobs added to the labor market in January and February fell short of expectations. Responding to these reports, consumer confidence slipped in March. However, strong job growth followed and there were few doubts that the economic recovery was on solid ground. After reports that
1.2 million new jobs were added between March and June, it was clear that the days of record-low short-term interest rates were nearly over. On the last day of the reporting period, the Federal Reserve Board raised a key short-term interest rate-- the federal funds rate--from 1.0% to 1.25%.

Stock Markets Move Higher, Bonds Stumble

The stock market moved sharply higher through early February 2004 as economic growth firmed up and corporate profits rose 20% or more for the reporting period (as reported by Thomson First Call). However, a host of worries stopped the major indexes in their tracks in the final four months of the period. Investors grew more cautious about interest rates, the threat of terrorist attacks and corporate profit comparisons going forward.

High-yield bonds continued to rally. However, they stalled along with the stock market late in the period. As the economy strengthened and a rate hike appeared to be inevitable, most other segments of the bond market reported negative returns. Mortgage bonds eked out a small gain as prepayment activity slowed. Government bonds were the period's weakest performers.

Looking Ahead

Volatile markets present a challenge for investors. It's tempting to look for a safe harbor when funds are losing ground--and to jump aboard when returns are soaring. And sometimes it's even easier to do nothing at all. Before you shift courses, talk to your investment professional. He or she can help you keep an emotional distance from day-to-day volatility--and help you stay with your long-term plan.

As always, we thank you for investing with State Street Research funds. We look forward to helping you achieve your long-term financial goals.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

June 30, 2004

-------------
PERFORMANCE
-------------
          Discussion as of June 30, 2004

How State Street Research Mid-Cap Value Fund Performed

State Street Research Mid-Cap Value Fund (Class A shares, without sales charge) returned 34.51% for the 12-month period ended June 30, 2004. That was better than the return of the Russell Midcap[RegTM] Value Index, which was 30.81% over the same period. The fund also outperformed the Lipper Mid-Cap Value Funds Average, which was 30.90% for the period.

Performance: Class A
-------------------------------------------------------------------------------
Fund average annual total return as of 6/30/04
(does not reflect sales charge)

        1 Year           5 Years      10 Years
        34.51%            9.86%        14.02%

-------------------------------------------------------------------------------

Russell Midcap Value Index as of 6/30/04

        1 Year           5 Years      10 Years
        30.81%            8.62%        14.19%

-------------------------------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Return without sales charge does not reflect the maximum sales charge applicable to Class A shares. If the applicable sales charges were deducted, performance results would be lower.

Performance results for the fund are increased by voluntary reduction of fund fees and expenses; without subsidization, performance would be lower.

The Russell Midcap Value Index contains those stocks within the complete Russell Midcap[RegTM] Index (800 of the smallest securities in the Russell 1000[RegTM] Index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index. The Lipper Mid-Cap Value Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

Reasons for the Fund's Performance

Strong economic growth spurred broad-based gains in U.S. equity markets during the 12-month period. Throughout the year, good stock selection across a number of sectors, especially Autos & Transportation and Energy, contributed to attractive absolute and relative returns. Our investments in trucking companies, which typically experience a significant pickup in activity at the beginning of an economic recovery, benefited performance.

Yellow Roadway and CNF, both up during the year, were among the key contributors to the sector's strong results. We sold our position in CNF as the stock price approached our target. We continue to hold Yellow Roadway as we believe it still has the potential to appreciate. In the Energy sector, our investments in Consol Energy, which provides coal and gas to electric power generators, as well as independent oil and gas companies Newfield Exploration and EOG Resources benefited from the rising price of energy and natural resources.

Weak stock selection in utilities offset some of these gains. Our investments in PPL Corp., Pepco Holdings and Constellation Energy Group detracted from returns. We took advantage of the price weakness to add to our positions in PPL and Constellation Energy because we believe business prospects for both companies remain compelling.

Looking Ahead

Going forward, we believe the fund has the potential to benefit from continued economic improvement and strong earnings growth among companies held in the portfolio. We will continue to rely on bottom-up, fundamental research to identify stocks trading at a temporary discount to the company's intrinsic value, where we believe there is a strong catalyst for stock price appreciation.

A Word about Risk

The major risks of stock investing include sudden and unpredictable drops in value and period of lackluster performance. Generally, mid-cap companies have more limited product lines or access to resources than larger companies and may not be as well positioned if there is a significant or prolonged economic decline. The "value" style of investing requires the portfolio manager to identify companies that are experiencing market or financial weakness, but are expected to achieve aggressive goals. If these companies do not achieve these goals, the fund may lose money.

Top 10 Holdings
-------------------------------------------------------------------------------

Issuer/Security                                           % of Fund Net Assets
 (1)        Ambac Financial Group                               1.9%
--------------------------------------------------------------------------------
 (2)        Smurfit-Stone Container                             1.9%
--------------------------------------------------------------------------------
 (3)        PPL                                                 1.9%
--------------------------------------------------------------------------------
 (4)        Sherwin Williams                                    1.8%
--------------------------------------------------------------------------------
 (5)        CIT Group                                           1.8%
--------------------------------------------------------------------------------
 (6)        Limited Brands                                      1.7%
--------------------------------------------------------------------------------
 (7)        Lam Research                                        1.7%
--------------------------------------------------------------------------------
 (8)        American Power Conversion                           1.7%
--------------------------------------------------------------------------------
 (9)        RR Donnelley & Sons                                 1.7%
--------------------------------------------------------------------------------
(10)        NCR                                                 1.6%
--------------------------------------------------------------------------------
            Total                                              17.7%

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


                                    State Street Research Mid-Cap Value Fund   3

-------------
PERFORMANCE
-------------
          Discussion as of June 30, 2004

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                        1 Year   5 Years   10 Years
-------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         34.51%    60.06%    271.49%
-------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    26.77%    50.86%    250.16%
-------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    26.77%     8.57%     13.35%
-------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was represented as a line chart in the printed material.]

          Class A          Russell Midcap Value Index
           9425            10000
'95       10946            12077
'96       13399            14665
'97       17077            18767
'98       21885            23599
'99       21876            24928
'00       19713            22959
'01       28287            28455
'02       29123            28999
'03       26032            28810
'04       35016            37686

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)

                                        1 Year   5 Years   10 Years
-------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         33.53%    54.53%    245.81%
-------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    28.53%    52.53%    245.81%
-------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    28.53%     8.81%     13.21%
-------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was represented as a line chart in the printed material.]

          Class B(1)        Russell Midcap Value Index
          10000             10000
'95       11543             12077
'96       14036             14665
'97       17749             18767
'98       22583             23599
'99       22378             24928
'00       20008             22959
'01       28515             28455
'02       29142             28999
'03       25898             28810
'04       34581             37686

--------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares.

Cumulative Total Return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                       1 Year    5 Years   10 Years
-------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         36.36%    59.10%    256.42%
-------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    31.36%    57.10%    256.42%
-------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    31.36%     9.46%     13.55%
-------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was represented as a line chart in the printed material.]

          Class B          Russell Midcap Value Index
          10000            10000
'95       11543            12077
'96       14036            14665
'97       17749            18767
'98       22583            23599
'99       22402            24928
'00       20029            22959
'01       28561            28455
'02       29187            28999
'03       26139            28810
'04       35642            37686

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                        1 Year   5 Years   10 Years
-------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         33.53%    54.68%    246.42%
-------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    32.53%    54.68%    246.42%
-------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    32.53%     9.11%     13.23%
-------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was represented as a line chart in the printed material.]

          Class C          Russell Midcap Value Index
          10000            10000
'95       11533            12077
'96       14034            14665
'97       17742            18767
'98       22574            23599
'99       22397            24928
'00       20030            22959
'01       28538            28455
'02       29181            28999
'03       25944            28810
'04       34642            37686

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R

                                        1 Year   5 Years   10 Years
-------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         34.23%    59.85%    270.98%
-------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    34.23%    59.85%    271.02%
-------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    34.23%     9.83%     14.01%
-------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was represented as a line chart in the printed material.]

          Class R           Russell Midcap Value Index
          10000             10000
'95       11613             12077
'96       14216             14665
'97       18119             18767
'98       23220             23599
'99       23211             24928
'00       20916             22959
'01       30012             28455
'02       30900             28999
'03       27640             28810
'04       37102             37686

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S

                                        1 Year   5 Years   10 Years
-------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)         34.83%    62.55%    282.72%
-------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)    34.83%    62.55%    282.72%
-------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)    34.83%    10.20%     14.36%
-------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was represented as a line chart in the printed material.]

          Class S          Russell Midcap Value Index
          10000            10000
'95       11664            12077
'96       14326            14665
'97       18301            18767
'98       23508            23599
'99       23545            24928
'00       21289            22959
'01       30633            28455
'02       31612            28999
'03       28385            28810
'04       38272            37686

--------------------------------------------------------------------------------

Cumulative and Average Annual Total Return at maximum applicable sales charge reflect a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Returns for Class R reflect Class A performance through April 2, 2003. Class S shares, offered without sales charge, are available through certain retirement plans and special programs.

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. The Russell Midcap Value Index contains those stocks within the complete Russell Midcap Index (800 of the smallest securities in the Russell 1000 Index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.


                                    State Street Research Mid-Cap Value Fund   5

-----------
PORTFOLIO
-----------
               Holdings

June 30, 2004

Issuer                                             Shares           Value
--------------------------------------------------------------------------------
Common Stocks 100.4%
Automobiles & Transportation 2.0%
Railroads 1.3%
Norfolk Southern Corp. ....................        314,100       $ 8,329,932
                                                                 -----------
Truckers 0.7%
Yellow Roadway Corp.* .....................        120,900         4,819,074
                                                                 -----------
Total Automobiles & Transportation ...........................    13,149,006
                                                                 -----------
Consumer Discretionary 19.8%
Commercial Services 3.3%
Cendant Corp.* ............................        258,000         6,315,840
FreedomPay Inc.*++@
(acquired 3/29/00, cost $6,964) ...........        430,512             4,305
Tech Data Corp.* ..........................        161,300         6,311,669
Viad Corp. ................................        314,570         8,496,536
                                                                 -----------
                                                                  21,128,350
                                                                 -----------
Communications, Media & Entertainment 2.6%
Alliance Gaming Corp.* ....................        441,200         7,570,992
LIN TV Corp.* .............................        419,320         8,889,584
                                                                 -----------
                                                                  16,460,576
                                                                 -----------
Consumer Products 1.5%
International Flavors & Fragrances Inc.            248,900         9,308,860
                                                                 -----------
Household Furnishings 1.5%
Newell Rubbermaid Inc. ....................        406,300         9,548,050
                                                                 -----------
Printing & Publishing 1.9%
Reader's Digest Association Inc. Cl. A             113,100         1,808,469
RR Donnelley & Sons Co. ...................        322,200        10,639,044
                                                                 -----------
                                                                  12,447,513
                                                                 -----------
Restaurants 1.4%
Darden Restaurants Inc. ...................        421,900         8,670,045
                                                                 -----------
Retail 6.1%
Abercrombie & Fitch Co. Cl. A* ............        138,700         5,374,625
AutoZone Inc.* ............................        122,000         9,772,200
Blockbuster Inc. ..........................        528,500         8,022,630
Federated Department Stores Inc. ..........         97,800         4,801,980
Limited Brands Inc. .......................        594,900        11,124,630
                                                                 -----------
                                                                  39,096,065
                                                                 -----------
Toys 1.5%
Mattel Inc. ...............................        543,900         9,926,175
                                                                 -----------
Total Consumer Discretionary .................................   126,585,634
                                                                 -----------
Consumer Staples 1.0%
Household Products 1.0%
Clorox Co. ................................        119,300         6,415,954
                                                                 -----------
Total Consumer Staples .......................................     6,415,954
                                                                 -----------

Issuer                                             Shares           Value
--------------------------------------------------------------------------------
Financial Services 25.0%
Banks & Savings & Loan 5.6%
Comerica Inc. .............................        173,200       $ 9,505,216
KeyCorp ...................................        326,300         9,753,107
North Fork Bancorp Inc. ...................        186,300         7,088,715
Union Planters Corp. ......................        316,000         9,419,960
                                                                 -----------
                                                                  35,766,998
                                                                 -----------
Insurance 5.3%
Aon Corp. .................................        351,600        10,010,052
Assurant Inc. .............................        332,300         8,766,074
Genworth Financial Inc.* ..................        316,600         7,265,970
XL Capital Ltd. ...........................        104,000         7,847,840
                                                                 -----------
                                                                  33,889,936
                                                                 -----------
Miscellaneous Financial 10.0%
Ambac Financial Group Inc. ................        164,050        12,047,832
Capital One Financial Corp. ...............        104,200         7,125,196
CIT Group Inc. ............................        295,900        11,330,011
H&R Block Inc. ............................        188,500         8,987,680
iShares Trust .............................         62,200         6,164,020
MGIC Investment Corp. .....................         48,400         3,671,624
Radian Group Inc. .........................        165,200         7,913,080
Willis Group Holdings Ltd. ................        176,500         6,609,925
                                                                 -----------
                                                                  63,849,368
                                                                 -----------
Real Estate Investment Trusts 1.3%
Boston Properties Inc. ....................        164,100         8,218,128
                                                                 -----------
Securities Brokerage & Services 2.8%
AG Edwards Inc. ...........................        293,900        10,001,417
Janus Capital Group Inc. ..................        501,700         8,273,033
                                                                 -----------
                                                                  18,274,450
                                                                 -----------
Total Financial Services .....................................   159,998,880
                                                                 -----------
Health Care 6.0%
Drugs & Biotechnology 2.3%
MedImmune Inc.* ...........................        263,700         6,170,580
Watson Pharmaceuticals Inc.* ..............        313,100         8,422,390
                                                                 -----------
                                                                  14,592,970
                                                                 -----------
Health Care Facilities 1.3%
Laboratory Corp. of America Holdings.*.....        216,900         8,610,930
                                                                 -----------
Health Care Services 1.1%
Universal Health Services Inc. ............        157,500         7,227,675
                                                                 -----------
Hospital Supply 1.3%
Steris Corp.* .............................        370,200         8,351,712
                                                                 -----------
Total Health Care ............................................    38,783,287
                                                                 -----------
Materials & Processing 15.2%
Agriculture 1.3%
Monsanto Co. ..............................        217,100         8,358,350
                                                                 -----------
Chemicals 4.4%
FMC Corp.* ................................        190,100         8,195,211
Lyondell Chemical Co. .....................        486,400         8,458,496
Sherwin Williams Co. ......................        281,300        11,688,015
                                                                 -----------
                                                                  28,341,722
                                                                 -----------
Containers & Packaging 3.3%
Pactiv Corp.* .............................        374,200         9,332,548
Smurfit-Stone Container Corp.* ............        603,400        12,037,830
                                                                 -----------
                                                                  21,370,378
                                                                 -----------


6   The notes are an integral part of the financial statements.

Issuer                                           Shares           Value
--------------------------------------------------------------------------------
Diversified Manufacturing 2.5%
American Standard Companies Inc.* .....            192,000      $  7,739,520
Ashland Inc. ..........................            155,100         8,190,831
                                                                ------------
                                                                  15,930,351
                                                                ------------
Miscellaneous Materials & Processing 1.0%
Timken Co. ............................            245,200         6,495,348
                                                                ------------
Office Supplies 1.1%
Avery Dennison Corp. ..................            106,400         6,810,664
                                                                ------------
Paper & Forest Products 1.6%
MeadWestvaco Corp. ....................            343,164        10,085,590
                                                                ------------
Total Materials & Processing .................................    97,392,403
                                                                ------------
Non-U.S. Equities 1.1%
Axis Capital Holdings Ltd. ............            262,100         7,338,800
                                                                ------------
Total Non-U.S. Equities ...............                            7,338,800
                                                                ------------
Other 3.4%
Multi-Sector 3.4%
Hillenbrand Industries Inc. ...........            118,700         7,175,415
ITT Industries Inc. ...................            100,500         8,341,500
Textron Inc. ..........................            106,700         6,332,645
                                                                ------------
Total Other ..................................................    21,849,560
                                                                ------------
Other Energy 5.4%
Gas Pipelines 1.5%
EOG Resources Inc. ....................            165,600         9,887,976
                                                                ------------
Miscellaneous Energy 1.6%
Consol Energy Inc. ....................            284,400        10,238,400
                                                                ------------
Offshore Drilling 1.2%
Transocean Inc. .......................            257,200         7,443,368
                                                                ------------
Oil & Gas Producers 1.1%
Newfield Exploration Co.* .............            126,800         7,067,832
                                                                ------------
Total Other Energy ...........................................    34,637,576
                                                                ------------
Producer Durables 8.9%
Aerospace 1.1%
Alliant Technology Systems Inc.* ......            116,000         7,347,440
                                                                ------------
Electrical Equipment & Components 0.7%
Cooper Industries Ltd. ................             73,100         4,342,871
                                                                ------------
Industrial Products 1.7%
American Power Conversion Corp. .......            542,500        10,660,125
                                                                ------------
Machinery 0.9%
AGCO Corp.* ...........................            287,440         5,855,153
                                                                ------------
Miscellaneous Equipment 1.8%
Grainger Inc. .........................            131,800         7,578,500
Pentair Inc. ..........................            113,300         3,811,412
                                                                ------------
                                                                  11,389,912
                                                                ------------
Office Furniture & Business Equipment 1.0%
HNI Corp. .............................            154,500         6,539,985
                                                                ------------
Production Technology Equipment 1.7%
Lam Research Corp.* ...................            409,200        10,966,560
Phase Metrics Inc.*++@
  (acquired 1/23/98 and 6/9/98,
  cost $1,321,127) ....................            108,409            42,279
                                                                ------------
                                                                  11,008,839
                                                                ------------
Total Producer Durables ......................................    57,144,325
                                                                ------------
Technology 4.1%
Communications Technology 1.6%
NCR Corp.* ............................            207,200        10,275,048
                                                                 -----------

Issuer                                           Shares           Value
--------------------------------------------------------------------------------
Computer Technology 1.4%
Unisys Corp.* .........................            629,400      $  8,736,072
                                                                ------------
Electronics: Semiconductors/Components 1.1%
Cypress Semiconductor Corp.* ..........            509,700         7,232,643
                                                                ------------
Total Technology .............................................    26,243,763
                                                                ------------
Utilities 8.5%
Electrical 4.9%
Constellation Energy Group Inc. .......            150,900         5,719,110
NiSource Inc. .........................            351,500         7,247,930
Pepco Holdings Inc. ...................            350,500         6,407,140
PPL Corp. .............................            262,200        12,034,980
                                                                ------------
                                                                  31,409,160
                                                                ------------
Gas Distribution 2.4%
Keyspan Corp. .........................            237,200         8,705,240
Sempra Energy Co. .....................            192,900         6,641,547
                                                                ------------
                                                                  15,346,787
                                                                ------------
Telecommunications 1.2%
CenturyTel Inc. .......................            249,600         7,497,984
                                                                ------------
Total Utilities ..............................................    54,253,931
                                                                ------------
Total Common Stocks (Cost $565,371,491).......................   643,793,119
                                                                ------------
Short-Term Investments 9.6%
State Street Navigator Securities
  Lending Prime Portfolio .............         61,326,175        61,326,175
                                                                ------------
Total Short-Term Investments (Cost $61,326,175) ..............    61,326,175
                                                                ------------

                           Maturity    Principal
                             Date        Amount
--------------------------------------------------------------------------------
Commercial Paper 1.9%
Goldman Sachs
  Group LP, 1.27%        7/06/2004   $8,982,000        8,980,416
Merrill Lynch &
  Co., 1.45% .........   7/01/2004    3,206,000        3,206,000
                                                      ----------
Total Commercial Paper (Cost $12,186,416) ........    12,186,416
                                                      ----------

                                                    % of
                                                  Net Assets
--------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $638,884,082) .................    111.9%        $717,305,710
Cash and Other Assets, Less Liabilities .........    (11.9%)        (76,443,153)
                                                     -----         ------------
Net Assets ......................................    100.0%        $640,862,557
                                                     =====         ============

KEY TO SYMBOLS

*  Denotes a security which has not paid a dividend during the last year.

@ Security valued under consistently applied procedures established by the Trustees.

++ Security restricted as to public resale. As of June 30, 2004, the fund had 0.01% of net assets in restricted securities.

Federal Income Tax Information

At June 30, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $641,240,453 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                 $86,813,741

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                               (10,748,484)
                                                         -----------
                                                         $76,065,257
                                                         ===========


The notes are an integral part of the financial statements.
                                    State Street Research Mid-Cap Value Fund   7

-----------
FINANCIAL
-----------
              Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2004

Assets
Investments (Cost $638,884,082) (Note 1) .....................   $717,305,710
Receivable for securities sold ...............................      6,323,026
Receivable for fund shares sold ..............................      2,158,808
Cash .........................................................      1,969,329
Dividends receivable .........................................        744,069
Receivable from distributor ..................................         30,000
Other assets .................................................         84,008
                                                                 ------------
                                                                  728,614,950
                                                                 ------------
Liabilities
Payable for collateral received on securities loaned .........     61,326,175
Payable for securities purchased .............................     19,869,256
Payable for fund shares redeemed .............................      5,436,209
Accrued transfer agent and shareholder services ..............        427,565
Accrued management fee .......................................        328,577
Accrued distribution and service fees ........................        249,702
Accrued trustees' fees .......................................         14,710
Accrued administration fee ...................................          3,555
Other accrued expenses .......................................         96,644
                                                                 ------------
                                                                   87,752,393
                                                                 ------------
Net Assets ...................................................   $640,862,557
                                                                 ============
Net Assets consist of:
   Undistributed net investment income .......................   $  2,001,462
   Unrealized appreciation of investments ....................     78,421,628
   Accumulated net realized gain .............................     10,366,301
   Paid-in capital ...........................................    550,073,166
                                                                 ------------
                                                                 $640,862,557
                                                                 ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class       Net Assets    [divided by]   Number of Shares     =      NAV
  A        $363,188,014                      19,283,184              $ 18.83*
  B(1)     $109,814,805                       5,993,662              $ 18.32**
  B        $ 52,536,766                       2,778,284              $ 18.91**
  C        $ 82,758,232                       4,497,453              $ 18.40**
  R        $  2,383,836                         126,739              $ 18.81
  S        $ 30,180,904                       1,589,693              $ 18.99

*  Maximum offering price per share = $19.98 ($18.83 [divided by] 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2004

Investment Income
Interest (Note 1) ............................................    $    216,327
Dividends (Note 1) ...........................................       8,590,771
                                                                  ------------
                                                                     8,807,098
                                                                  ------------
Expenses
Management fee (Note 2) ......................................       3,273,789
Transfer agent and shareholder services (Note 2) .............       1,465,754
Distribution and service fees - Class A (Note 5) .............         758,175
Distribution and service fees - Class B(1) (Note 5) ..........         952,442
Distribution and service fees - Class C (Note 5) .............         698,389
Distribution and service fees - Class R (Note 5) .............           4,113
Custodian fee ................................................         138,216
Reports to shareholders ......................................         101,956
Administration fee (Note 2) ..................................         107,794
Registration fees ............................................          59,832
Trustees' fees (Note 2) ......................................          29,657
Audit fee ....................................................          32,508
Legal fees ...................................................           7,560
Miscellaneous ................................................          10,276
                                                                  ------------
                                                                     7,640,461
Expenses borne by the distributor (Note 3) ...................        (262,070)
Fees paid indirectly (Note 2) ................................         (13,461)
                                                                  ------------
                                                                     7,364,930
                                                                  ------------
                                                                     1,442,168
Reimbursement of distribution fees (Note 5) ..................         627,143
                                                                  ------------
Net investment income ........................................       2,069,311
                                                                  ------------
Realized and Unrealized Gain on
Investments
Net increase from payment by affiliate (Note 2) ..............          40,116
Net realized gain on investments (Notes 1 and 5) .............      95,045,065
Change in unrealized appreciation of investments .............      48,344,054
                                                                  ------------
Net gain on investments ......................................     143,429,235
                                                                  ------------
Net increase in net assets resulting from operations .........    $145,498,546
                                                                  ============


8  The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                Years ended June 30
                                            ---------------------------
                                                 2004         2003
                                            ------------   ------------
Increase (Decrease) In Net Assets
Operations:
Net investment income ..................    $  2,069,311   $  1,837,013
Net increase from payment by
   affiliate ...........................          40,116             --
Net realized gain (loss) on
   investments .........................      95,045,065    (84,142,225)
Change in unrealized appreciation
   of investments ......................      48,344,054     20,529,929
                                            ------------   ------------
Net increase (decrease) resulting
   from operations .....................     145,498,546    (61,775,283)
                                            ------------   ------------
Dividend from net investment income:
  Class A ..............................      (1,411,252)            --
  Class B ..............................        (201,329)            --
  Class R ..............................          (2,356)            --
  Class S ..............................        (242,767)            --
                                            ------------   ------------
                                              (1,857,704)            --
                                            ------------   ------------
Distribution from capital gains:
  Class A ..............................              --    (10,379,410)
  Class B(1) ...........................              --     (4,182,952)
  Class B ..............................              --     (3,258,920)
  Class C ..............................              --     (3,053,014)
  Class S ..............................              --     (1,368,141)
                                            ------------   ------------
                                                      --    (22,242,437)
                                            ------------   ------------
Net increase (decrease) from fund
   share transactions (Note 6) .........      84,026,827    (22,647,810)
                                            ------------   ------------
Total increase (decrease) in net assets      227,667,669   (106,665,530)
Net Assets
Beginning of year ......................     413,194,888    519,860,418
                                            ------------   ------------
End of year (including undistributed
   net investment income of
   $2,001,462 and $1,836,098,
   respectively) .......................    $640,862,557   $413,194,888
                                            ============   ============

Notes to Financial Statements
--------------------------------------------------------------------------------
June 30, 2004

Note 1
State Street Research Mid-Cap Value Fund is a series of State Street Research Equity Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets in mid-cap stocks and convertible securities.

The fund offers six classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily reduced to 0.00%. Class B shares automatically convert into Class A shares at the end of eight years. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers, which may involve multiple fund families. Class R shares pay annual service and distribution fees of 0.50%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


The notes are an integral part of the financial statements.
                                    State Street Research Mid-Cap Value Fund   9

--------------------------------------------------------------------------------
C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated to the funds in the Trust.

D. Dividends
Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $1,857,704 as ordinary income dividends.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount has been reflected on Form 1099 for the calendar year 2003.

E. Federal Income Taxes
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2002, through June 30, 2003, the fund incurred net capital losses of $35,438,786 and has deferred and treated such losses as arising in the fiscal year ended June 30, 2004.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to investments in real estate investment trusts. At June 30, 2004, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales. At June 30, 2004, the tax basis distributable earnings were $1,949,791 in undistributed ordinary income, and $12,774,343 in undistributed long-term gains.

F. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At June 30, 2004, the value of the securities loaned and the value of collateral were $60,546,942 and $61,326,175 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended June 30, 2004, income from securities lending amounted to $130,868 and is included in interest income.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the fund's net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2004, the fees pursuant to such agreement amounted to $3,273,789.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended June 30, 2004, the amount of such expenses allocated to the fund was $667,253.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended June 30, 2004, the fund's transfer agent fees were reduced by $13,461 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $29,657 during the year ended June 30, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended June 30, 2004, the amount of such expenses was $107,794.

On February 19, 2004, the Distributor entered into an agreement with the NASD resolving all outstanding issues relating to an investigation by the NASD of the Distributor's email retention practices and supervision of trading activity in shares of the State Street Research funds. The Distributor, without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purposes of the settlement, agreed to the entry of certain findings by the NASD relating to the Distributor's compliance with document retention requirements and the Distributor's supervision of enforcement of shareholder exchange limitations set forth in the funds' prospectuses. The agreement contains no allegations or findings of fraudulent conduct by the Distributor. As part of this agreement the Distributor made a payment to the fund to compensate the fund for losses relating to the exchange of fund shares beyond the annual limit set forth in the fund's prospectus. The payment was allocated among the fund's share classes as follows: $20,434 to Class A; $7,640 to Class B(1); $4,038 to Class B; $5,676 to Class C; and $2,328 to Class S. These amounts are shown in the total amount of $40,116 as "Net increase from payment by affiliate" in the Statement of Operations.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended June 30, 2004, the amount of such expenses assumed by the Distributor and its affiliates was $262,070.

Note 4
For the year ended June 30, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $524,383,355, and $432,763,102, respectively.

Note 5
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class C and Class R shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares and 0.25% of average net assets for Class R shares. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily reduced to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2004, fees pursuant to such plans amounted to $758,175, $952,442 and $698,389, and $4,113 for Class A,
Class B(1), Class C and Class R shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. During the year ended June 30, 2004, the Distributor reimbursed a total of $627,143 to Class B shares of the fund reflecting the estimated excess of payments received over costs incurred under the plan. This amount is shown as "Reimbursement of distribution fees" in the Statement of Operations. As of June 30, 2004, there were $3,465,731 and $2,164,627 for Class A and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) and Class R shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $424,763 and $939,848, respectively, on sales of Class A shares of the fund during the year ended June 30, 2004, and that MetLife Securities, Inc. earned commissions aggregating $1,027,263 and $13,352 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $117,565, $642 and $2,217 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At June 30, 2004, the Adviser held 8,292 Class R shares.

These transactions break down by share class as follows:

                                                                                        Years ended June 30
                                                                  ----------------------------------------------------------------
                                                                             2004                                    2003
                                                                  ----------------------------------------------------------------
Class A                                                               Shares         Amount               Shares        Amount
------------------------------------------------------------------------------------------------   -------------------------------
Shares sold                                                          10,771,344   $184,356,265          16,511,172   $ 219,930,478
Issued upon reinvestment of
 Dividend from net investment income                                     78,466      1,316,363                  --              --
 Distribution from capital gains                                             --             --             701,715       9,073,173
Shares redeemed                                                      (5,343,541)   (87,473,133)        (17,996,190)   (238,580,656)
                                                                  -------------   ------------         -----------   -------------
Net increase (decrease)                                               5,506,269   $ 98,199,495            (783,303)  $  (9,577,005)
                                                                  =============   ============         ===========   =============

Class B(1)                                                            Shares          Amount              Shares        Amount
------------------------------------------------------------------------------------------------   -------------------------------
Shares sold                                                             956,816   $ 15,709,737           1,681,793   $  22,282,651
Issued upon reinvestment of distribution from capital gains                  --             --             285,614       3,607,302
Shares redeemed                                                        (761,699)   (12,440,660)         (1,769,766)    (22,751,189)
                                                                  -------------   ------------         -----------   -------------
Net increase                                                            195,117   $  3,269,077             197,641   $   3,138,764
                                                                  =============   ============         ===========   =============

Class B                                                               Shares          Amount              Shares        Amount
------------------------------------------------------------------------------------------------   -------------------------------
Shares sold                                                              69,763   $  1,166,729             229,070   $   3,090,221
Issued upon reinvestment of
 Dividend from net investment income                                     11,357        189,121                  --              --
 Distribution from capital gains                                             --             --             211,480       2,696,364
Shares redeemed                                                      (1,249,329)   (20,918,028)         (1,899,340)    (24,747,428)
                                                                  -------------   ------------         -----------   -------------
Net decrease                                                         (1,168,209)  $(19,562,178)         (1,458,790)  $ (18,960,843)
                                                                  =============   ============         ===========   =============

Class C                                                               Shares          Amount              Shares        Amount
------------------------------------------------------------------------------------------------   -------------------------------
Shares sold                                                           1,323,060   $ 22,013,072           1,686,696   $  22,404,690
Issued upon reinvestment of distribution from capital gains                  --             --             158,706       2,013,985
Shares redeemed                                                      (1,071,849)   (17,471,644)         (1,414,209)    (18,205,253)
                                                                  -------------   ------------         -----------   -------------
Net increase                                                            251,211   $  4,541,428             431,193   $   6,213,422
                                                                  =============   ============         ===========   =============

Class R                                                               Shares          Amount              Shares        Amount
------------------------------------------------------------------------------------------------   -------------------------------
Shares sold                                                             136,004   $  2,407,336               8,298   $     100,075
Issued upon reinvestment of dividend from net investment income              95          1,590                  --              --
Shares redeemed                                                         (17,658)      (319,908)                 --              --
                                                                  -------------   ------------         -----------   -------------
Net increase                                                            118,441   $  2,089,018               8,298   $     100,075
                                                                  =============   ============         ===========   =============

Class S                                                               Shares          Amount              Shares        Amount
------------------------------------------------------------------------------------------------   -------------------------------
Shares sold                                                             468,759   $  7,741,584             575,299   $   7,706,183
Issued upon reinvestment of
 Dividend from net investment income                                     13,906        234,742                  --              --
 Distribution from capital gains                                             --             --             104,940       1,364,224
Shares redeemed                                                        (732,645)   (12,486,339)           (945,646)    (12,632,630)
                                                                  -------------   ------------         -----------   -------------
Net decrease                                                           (249,980)  $ (4,510,013)           (265,407)  $  (3,562,223)
                                                                  =============   ============         ===========   =============


                                    State Street Research Mid-Cap Value Fund  11

-----------
FINANCIAL
-----------
        Highlights

For a share outstanding throughout each year:

                                                                                              Class A
                                                                 -----------------------------------------------------------------
                                                                                       Years ended June 30
                                                                 -----------------------------------------------------------------
                                                                  2004(a)(f)     2003(a)     2002(a)(h)   2001(a)(h)    2000(a)(h)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               14.08         16.63        18.53         13.68         15.80
                                                                   -------       -------      -------       -------        ------
  Net investment income ($)*                                          0.08          0.09         0.03          0.10          0.23
  Net realized and unrealized gain (loss) on investments ($)          4.77         (1.92)        0.46          5.62        (1.80)
                                                                   -------       -------      -------       -------        ------
Total from investment operations ($)                                  4.85         (1.83)        0.49          5.72        (1.57)
                                                                   -------       -------      -------       -------        ------
  Dividends from net investment income ($)                          (0.10)           --           --          (0.20)        (0.33)
  Distributions from capital gains ($)                                 --          (0.72)       (2.39)        (0.67)        (0.22)
                                                                   -------       -------      -------       -------        ------
Total distributions ($)                                             (0.10)         (0.72)       (2.39)       ( 0.87)        (0.55)
                                                                   -------       -------      -------       -------        ------
Net asset value, end of year ($)                                     18.83         14.08        16.63         18.53         13.68
                                                                   =======       =======      =======       =======        ======
Total return (%)(b)                                                  34.51       (10.61)         2.96         43.49        (9.89)
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                            363,188       194,034      242,113       107,448        68,019
Expense ratio (%)*                                                    1.28          1.30         1.26          1.27          1.27
Expense ratio after expense reductions (%)*                           1.28          1.29         1.25          1.25          1.26
Ratio of net investment income to average net assets (%)*             0.47          0.65         0.16          0.59          1.62
Portfolio turnover rate (%)                                          86.31         65.61        69.05        115.59         30.83
*Reflects voluntary reduction of expenses of these amounts (%)        0.05          0.18         0.15          0.28          0.23

                                                                                              Class B(1)
                                                                 -----------------------------------------------------------------
                                                                                         Years ended June 30
                                                                 -----------------------------------------------------------------
                                                                    2004(a)(f)    2003(a)    2002(a)(h)     2001(a)(h)    2000(a)(h)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 13.72       16.32        18.35          13.58         15.70
                                                                     -------      ------       ------         ------        ------
  Net investment income (loss) ($)*                                    (0.04)      (0.01)       (0.09)         (0.03)         0.13
  Net realized and unrealized gain (loss) on investments ($)            4.64       (1.87)        0.45           5.60         (1.80)
                                                                     -------      ------       ------         ------        ------
Total from investment operations ($)                                    4.60       (1.88)        0.36           5.57         (1.67)
                                                                     -------      ------       ------         ------        ------
  Dividends from net investment income ($)                               --           --           --          (0.13)        (0.23)
   Distributions from capital gains ($)                                  --        (0.72)       (2.39)         (0.67)        (0.22)
                                                                     -------      ------       ------         ------        ------
Total distributions ($)                                                  --        (0.72)       (2.39)         (0.80)        (0.45)
                                                                     -------      ------       ------         ------        ------
Net asset value, end of year ($)                                       18.32       13.72        16.32          18.35          13.58
                                                                     =======      ======       ======         ======        ======
Total return (%)(b)                                                    33.53      (11.13)        2.20          42.51        (10.59)
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                              109,815      79,536       91,416         25,957        10,043
Expense ratio (%)*                                                      1.98        2.00         1.96           1.97          2.01
Expense ratio after expense reductions (%)*                             1.98        1.99         1.95           1.95          2.00
Ratio of net investment income (loss) to average net assets (%)*      (0.24)       (0.05)       (0.52)         (0.18)         0.92
Portfolio turnover rate (%)                                            86.31       65.61        69.05         115.59         30.83
*Reflects voluntary reduction of expenses of these amounts (%)          0.05        0.18         0.14           0.28          0.23

                                                                                              Class B
                                                                 -----------------------------------------------------------------
                                                                                         Years ended June 30
                                                                 -----------------------------------------------------------------
                                                                  2004(a)(f)(g)   2003(a)     2002(a)(h)    2001(a)(h)    2000(a)(h)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 13.91       16.41        18.44          13.63         15.74
                                                                      ------      ------       ------         ------        ------
  Net investment income (loss) ($)*                                     0.31        0.09        (0.10)         (0.01)         0.12
  Net realized and unrealized gain (loss) on investments ($)            4.75       (1.87)        0.46           5.61         (1.79)
                                                                      ------      ------       ------         ------        ------
Total from investment operations ($)                                    5.06       (1.78)        0.36           5.60         (1.67)
                                                                      ------      ------       ------         ------        ------
  Dividends from net investment income ($)                             (0.06)         --           --          (0.12)        (0.22)
   Distributions from capital gains ($)                                   --       (0.72)       (2.39)         (0.67)        (0.22)
                                                                      ------      ------       ------         ------        ------
Total distributions ($)                                                (0.06)      (0.72)       (2.39)         (0.79)        (0.44)
                                                                      ------      ------       ------         ------        ------
Net asset value, end of year ($)                                       18.91       13.91        16.41          18.44         13.63
                                                                      ======      ======       ======         ======        ======
Total return (%)(b)                                                    36.36      (10.44)        2.19          42.59        (10.59)
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               52,537      54,909       88,710         94,358        76,308
Expense ratio (%)*                                                      0.98        1.21         1.96           1.97          2.01
Expense ratio after expense reductions (%)*                             0.98        1.20         1.95           1.95          2.00
Ratio of net investment income (loss) to average net assets (%)*        1.89        0.69       (0.58)          (0.08)         0.87
Portfolio turnover rate (%)                                            86.31       65.61        69.05         115.59         30.83
*Reflects voluntary reduction of expenses of these amounts (%)          0.06        0.16         0.18           0.28          0.23

                                                                                              Class C
                                                                 -----------------------------------------------------------------
                                                                                        Years ended June 30
                                                                 -----------------------------------------------------------------
                                                                    2004(a)(f)    2003(a)    2002(a)(h)     2001(a)(h)    2000(a)(h)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 13.78       16.38        18.40          13.61         15.71
                                                                      ------      ------       ------         ------        ------
  Net investment income (loss) ($)*                                    (0.04)      (0.01)       (0.08)         (0.01)         0.12
  Net realized and unrealized gain (loss) on investments ($)            4.66       (1.87)        0.45           5.59         (1.79)
                                                                      ------      ------       ------         ------        ------
Total from investment operations ($)                                    4.62       (1.88)        0.37           5.58         (1.67)
                                                                      ------      ------       ------         ------        ------
  Dividends from net investment income ($)                                --          --           --          (0.12)        (0.21)
  Distributions from capital gains ($)                                    --       (0.72)       (2.39)         (0.67)        (0.22)
                                                                      ------      ------       ------         ------        ------
Total distributions ($)                                                   --       (0.72)       (2.39)         (0.79)        (0.43)
                                                                      ------      ------       ------         ------        ------
Net asset value, end of year ($)                                       18.40       13.78        16.38          18.40         13.61
                                                                      ======      ======       ======         ======        ======
Total return (%)(b)                                                    33.53      (11.09)        2.25          42.48        (10.57)
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               82,758      58,499       62,505         14,062        10,661
Expense ratio (%)*                                                      1.98        2.00         1.96           1.97          2.01
Expense ratio after expense reductions (%)*                             1.98        1.99         1.95           1.95          2.00
Ratio of net investment income (loss) to average net assets (%)*       (0.24)      (0.04)       (0.51)         (0.09)         0.86
Portfolio turnover rate (%)                                            86.31       65.61        69.05         115.59         30.83
*Reflects voluntary reduction of expenses of these amounts (%)          0.05        0.19         0.13           0.28          0.23

                                                                           Class R
                                                                 -------------------------
                                                                    Years ended June 30
                                                                 -------------------------
                                                                    2004(a)     2003(a)(e)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 14.09       12.06
                                                                      ------       -----
  Net investment income ($)*                                            0.05        0.03
  Net realized and unrealized gain on investments ($)                   4.76        2.00
                                                                      ------       -----
Total from investment operations ($)                                    4.81        2.03
                                                                      ------       -----
  Dividends from net investment income ($)                             (0.09)         --
                                                                      ------       -----
Total distributions ($)                                                (0.09)         --
                                                                      ------       -----
Net asset value, end of year ($)                                       18.81       14.09
                                                                      ======       =====
Total return (%)(b)                                                    34.23       16.83(c)
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                2,384         117
Expense ratio (%)*                                                      1.48        1.50(d)
Expense ratio after expense reductions (%)*                             1.48        1.50(d)
Ratio of net investment income to average net assets (%)*               0.30        0.83(d)
Portfolio turnover rate (%)                                            86.31       65.61
*Reflects voluntary reduction of expenses of these amounts (%)          0.03        0.15(d)

                                                                                             Class S
                                                                 -----------------------------------------------------------------
                                                                                        Years ended June 30
                                                                 -----------------------------------------------------------------
                                                                    2004(a)(f)    2003(a)    2002(a)(h)     2001(a)(h)    2000(a)(h)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                 14.19       16.68        18.54          13.68         15.79
                                                                      ------      ------       ------         ------        ------
  Net investment income ($)*                                            0.13        0.12         0.07           0.15          0.27
  Net realized and unrealized gain (loss) on investments ($)            4.81       (1.89)        0.46           5.62         (1.79)
                                                                      ------      ------       ------         ------        ------
Total from investment operations ($)                                    4.94       (1.77)        0.53           5.77         (1.52)
                                                                      ------      ------       ------         ------        ------
  Dividends from net investment income ($)                             (0.14)         --           --          (0.24)        (0.37)
  Distributions from capital gains ($)                                    --       (0.72)       (2.39)         (0.67)        (0.22)
                                                                      ------      ------       ------         ------        ------
Total distributions ($)                                                (0.14)      (0.72)       (2.39)         (0.91)        (0.59)
                                                                      ------      ------       ------         ------        ------
Net asset value, end of year ($)                                       18.99       14.19        16.68          18.54         13.68
                                                                      ======      ======       ======         ======        ======
Total return %(b)                                                      34.83      (10.21)        3.20          43.89         (9.58)
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               30,181      26,099       35,116         34,577        22,994
Expense ratio (%)*                                                      0.98        1.00         0.96           0.97          1.01
Expense ratio after expense reductions (%)*                             0.98        0.99         0.95           0.95          1.00
Ratio of net investment income to average net assets (%)*               0.76        0.93         0.42           0.90          1.87
Portfolio turnover rate (%)                                            86.31       65.61        69.05         115.59         30.83
*Reflects voluntary reduction of expenses of these amounts (%)          0.05        0.18         0.19           0.28          0.23

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
(c) Not annualized
(d) Annualized
(e) April 3, 2003 (commencement of share class) to June 30, 2003
(f) During the year ended June 30, 2004, the distributor made restitution payments to the fund as part of a settlement with the NASD. These payments had no effect on net realized and unrealized gain per share and increased the total return 0.03%.
(g) During the year ended June 30, 2004, the distributor reimbursed Class B shares of the fund the estimated excess of payments received over costs incurred under the 12b-1 plan. The effect of this reimbursement was to increase net investment income per share $0.19, increase the total return 1.14% and increase the ratio of net investment income to average net assets 1.14%.
(h) Audited by other auditors


                                   State Street Research Mid-Cap Value Fund   13

-----------
REPORT OF
-----------
              Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Research Mid-Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Mid-Cap Value Fund (the "Fund"), a series of State Street Research Equity Trust, as of June 30, 2004, and the related statement of operations for the year in the period then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended June 30, 2002, were audited by other auditors whose report dated August 9, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2004, the results of its operations for the year in the period then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

August 9, 2004

---------------------
TRUSTEES AND OFFICERS
---------------------
                                              State Street Research Equity Trust

                                                                                                      Number
                                                                                                     of Funds
                                                                                                     in Fund
                                                                                                     Complex          Other
                                                                                                     Overseen     Directorships
Name,                     Position(s)      Term of Office                                               by           Held by
Address                    Held with       and Length of             Principal Occupations           Trustee/        Trustee/
and Age(a)                   Fund          Time Served(b)           During the Past 5 Years          Officer(c)       Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Bruce R. Bond               Trustee            Since         Retired; formerly Chairman of the Board,   19    Avaya Inc.
(58)                                           1999          Chief Executive Officer and President,
                                                             PictureTel Corporation (video
                                                             conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch             Trustee            Since         Retired, formerly Partner,                 19    First Marblehead Corp.
(62)                                           2004          PricewaterhouseCoopers LLP
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban             Trustee            Since         Retired; formerly Senior Vice President    53    Metropolitan Series
(66)                                           1997          for Finance and Operations and                   Fund, Inc.; and
                                                             Treasurer, The Pennsylvania State                Metropolitan Series
                                                             University                                       Fund II
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips           Trustee            Since         Dean, School of Business and Public        19    The Kroger Co.
(59)                                           1999          Management, George Washington
                                                             University; formerly a member of the
                                                             Board of Governors of the Federal
                                                             Reserve System; and Chairman and
                                                             Commissioner of the Commodity Futures
                                                             Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt             Trustee            Since         President, Founders Investments Ltd.       53    A.P. Pharma, Inc.;
(66)                                           1993          (investments); President, Pacific Four           Metropolitan Series
                                                             Investments (investments); formerly              Fund, Inc.; and
                                                             President, The Glen Ellen Company                Metropolitan Series
                                                             (private investment firm)                        Fund II
------------------------------------------------------------------------------------------------------------------------------------
Michael S.                  Trustee            Since         Jay W. Forrester Professor of              53    Metropolitan Series
Scott Morton (67)                              1987          Management, Sloan School of Management,          Fund, Inc.; and
                                                             Massachusetts Institute of Technology            Metropolitan Series
                                                                                                              Fund II
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
Richard S. Davis(+)         Trustee            Since         Chairman of the Board, President and       19    None
(58)                                           2000          Chief Executive Officer of State Street
                                                             Research & Management Company; formerly
                                                             Senior Vice President, Fixed Income
                                                             Investments, Metropolitan Life Insurance
                                                             Company
------------------------------------------------------------------------------------------------------------------------------------
Officers
Arthur J. Barry             Vice               Since         Senior Vice President of State Street      3     None
(37)                        President          2004          Research & Management Company; formerly
                                                             Vice President, State Street Research &
                                                             Management Company; and Senior Portfolio
                                                             Manager, Invesco Capital Management
------------------------------------------------------------------------------------------------------------------------------------
Anthony Forcione            Vice               Since         Vice President of State Street Research    3     None
(34)                        President          2003          & Management Company; formerly associate
                                                             portfolio manager and equity analyst,
                                                             State Street Research & Management
                                                             Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim Goodwin              Vice               Since         Managing Director and Chief Investment     18    None
(45)                        President          2002          Officer - Equities of State Street
                                                             Research & Management Company; formerly
                                                             Chief Investment Officer - U.S. Growth
                                                             Equities, American Century
------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo            Vice               Since         Managing Director, Chief Financial         19    None
(49)                        President          2001          Officer and Director of State Street
                                                             Research & Management Company; formerly
                                                             Executive Vice President, State Street
                                                             Research & Management Company; and
                                                             Senior Vice President, Product and
                                                             Financial Management, MetLife Auto &
                                                             Home
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Rice III          Vice               Since         Senior Vice President of State Street      3     None
(52)                        President          1990          Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Peter A. Zuger             Vice               Since         Managing Director of State Street          3     None
(56)                        President          1998          Research & Management Company; formerly
                                                             Senior Vice President, State Street
                                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich           Treasurer          Since         Senior Vice President and Treasurer of     19    None
(47)                                           2001          State Street Research & Management
                                                             Company; formerly Vice President and
                                                             Assistant Treasurer, State Street
                                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment advisor and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary advisor to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-advisor to certain series of Metropolitan Series Fund, Inc.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.


                                   State Street Research Mid-Cap Value Fund   15

[Logo]                                                             ------------
STATE STREET RESEARCH                                               PRSRT STD
One Financial Center                                               U.S. POSTAGE
Boston, MA 02111-2690                                                  PAID
                                                                    PERMIT #6
                                                                    HUDSON, MA
                                                                   ------------

New accounts, mutual fund purchases,
exchanges and account information

Internet  www.ssrfunds.com

E-mail    info@ssrfunds.com

Phone     1-87-SSR-FUNDS (1-877-773-8637),
          toll-free, 7 days a week, 24 hours a day
          Hearing-impaired: 1-800-676-7876
          Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail      State Street Research Service Center
          P.O. Box 8408, Boston, MA 02266-8408
-------------------------------------------------------------------------------
Did You Know?
State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.
-------------------------------------------------------------------------------
Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView
For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts
For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing
For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

        [logo]                                            [logo]
    for Excellence in                            for Excellence in Service
Shareholder Communications

This report must be accompanied or preceded by a current prospectus. When used as sales material after September 30, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities--is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.





Member NASD, SIPC
(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp0805)SSR-LD                                     MCV-2185-0804

                               FORM N-CSR(2 OF 3)

ITEM 2: CODE OF ETHICS

     (a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) Omitted

     (c) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (d) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

     (e) Not applicable.

     (f) Not applicable.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

       The Registrant's Board of Trustees has determined that Steve A. Garban, a member of the Registrant's Board of Trustees and Audit Committee, qualifies as an "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. Mr. Garban is "independent", as defined in the instructions to Form N-CSR.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES


(a) Audit Fee
    Fiscal year ended June 30, 2003         $69,000
    Fiscal year ended June 30, 2004         $75,000

(b) Audit-Related Fees - Represents fees for assurance and related services related to the audit of the registrant's financial statements.
    Fiscal year ended June 30, 2003         $0
    Fiscal year ended June 30, 2004         $0

(c) Tax Fees - Represents fees for professional services rendered by the principal accountant for tax compliance, tax provision review, and the tax return preparation.
    Fiscal year ended June 30, 2003         $10,500
    Fiscal year ended June 30, 2004         $11,250

(d) All other fees - Represents fees paid to Deloitte & Touche LLP to provide a special review of late trading, market timing and related issues concerning the Registrant.
    Fiscal year ended June 30, 2003         $0
    Fiscal year ended June 30, 2004         $42,000


The Registrant's independent accountants, Deloitte & Touche LLP, and their predecessor, PricewaterhouseCoopers LLP, did not bill fees for audit-related, tax, or other non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)(1) The Audit Committee has determined that all work performed for the Registrant by Deloitte & Touche LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

    (2) None.

(f) Not applicable.

(g) Non-Audit Fees - Represents fees for audit-related, tax and other non-audit services rendered by the principal accountant to the Registrant, the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

    Fiscal Year Ended June 30, 2003  $10,500
    Fiscal Year Ended June 30, 2004  $99,250

(h) The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant's principal accountant to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS
        Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
        Not applicable.

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITIY HOLDERS

       The Governance Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston MA 02111.

ITEM 10: CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.


ITEM 11: EXHIBITS

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended
              (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

      (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Equity Trust

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    August 27, 2004
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    August 27, 2004
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    August 27, 2004
                          ------------------------